218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 Form 8-K Cleansing Materials The following materials are included herein: 1. Business Update and Management Presentation 2. The Company‘s Out-of-Court Transaction Term Sheet dated November 26, 2022 3. The Convertible Group’s Out-of-Court Transaction Term Sheet dated December 12, 2022 4. The Company‘s In-Court Transaction Term Sheet dated December 8, 2022 5. The Term Loan and Senior Notes Group and Term Loan Group’s In-Court Transaction Term Sheet dated December 12, 2022

Section 1 Business Update and Management Presentation

1 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL Confidential discussion materials Business Update and Management Presentation

2 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Disclaimer Cautionary Note Information Regarding Projections and Preliminary Financial Information The financial projections, prospective financial information and forecasts (collectively, the “Projections”) included in this presentation were not prepared with a view towards public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants for the presentation and preparation of “prospective financial information.” Avaya Holdings Corp. (the “Company”) generally does not publicly disclose detailed prospective financial information. The Projections were prepared for the internal use of the Company and were provided pursuant to confidentiality agreements for the limited purpose of providing information in connection with the Company's discussions about one or more potential financings, refinancings, recapitalizations, reorganizations, restructurings or investment transactions involving the Company (collectively, a “Transaction”). The Projections have been prepared by, and are the responsibility of the Company's management. The Projections do not purport to present the Company's financial condition in accordance with accounting principles generally accepted in the United States. Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, examined, compiled, or performed any procedures with respect to the Projections and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Projections. The inclusion of the Projections should not be regarded as an indication that the Company or any other person considered, or now consider, the Projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same following the date of this presentation, and readers are cautioned not to place undue reliance on the prospective financial information. The estimates and assumptions underlying the Projections are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and many of which are beyond the control of the Company and may not prove to be accurate. For instance, the Projections assume the release of approximately $221 million of restricted cash held in escrow by the end of January 2023, the extension and modification of the Company’s strategic partnership with RingCentral, Inc. and the entry into one or more Transactions. The events underlying these assumptions have not been realized as of the date of this Current Report, however, with respect to a potential out-of-court transaction, the Company and RingCentral, Inc. have substantial agreement in principle on a non-binding basis with respect to certain potential modifications to the parties’ strategic partnership and discussions regarding potential modifications remain ongoing. The Company remains committed to a strategic partnership with RingCentral. The Projections also do not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared. The Projections are not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Projections will be achieved. The Projections are forward- looking in nature. Further, the Projections relate to multiple future years and such information by its nature becomes less predictive with each succeeding day. Accordingly, the Company cannot provide any assurance that the Projections will be realized; actual future financial results will vary from such forward-looking information and may vary materially. All financial results for the third quarter ended June 30, 2022 and related comparisons to prior periods included in this presentation are preliminary, have not been reviewed or audited, are based upon the Company's estimates, and were prepared prior to the completion of the Company's financial statement close process. These selected preliminary financial results should not be viewed as a substitute for the Company's full third quarter results and do not present all information necessary for an understanding of the Company's financial performance as of June 30, 2022, and should not be considered final until the Company files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. During the course of the preparation of the Company's financial statements as of and for the three and nine months ended June 30, 2022, the Company may identify items that could cause its final reported results to be materially different from the preliminary financial information set forth in this report. Accordingly, undue reliance should not be placed on this preliminary data. The above considerations should be taken into account in reviewing the Projections, which were prepared as of an earlier date. See “Cautionary Note Regarding Forward-Looking Statements.”

3 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements.” All statements other than statements of historical fact, including the Projections, are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: the ability of the Company to negotiate and execute a successful Transaction; the finalization of the Company's third quarter and annual financial statements (including finalization of the Company's impairment tests); completion of standard annual-close processes; the Company's ability to address the convertible notes that mature in June 2023 and continue as a going concern; the risk of an event of default under one or more of the Company's senior debt facilities, including as a result of the Company's failure to timely finalize its annual financial statements; the findings of the Company's internal investigations; the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; the termination or modification of current contracts which could impair attainment of our OneCloud ARR metric; the duration, severity and impact of the coronavirus pandemic; the impact of the Russia/Ukraine conflict on the global economy and the Company's business, including impacts from related sanctions and export controls imposed by the U.S., UK and the EU on certain industries and Russian parties as a result of the conflict, as well as responses by the governments of Russia or other jurisdictions; and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company's actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company's filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company's SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. All information herein speaks only as of (1) the date hereof, in the case of information about the Company and (2) the date of such information, in the case of information from persons other than the Company. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The Company has not independently verified any third-party information and makes no representation as to the accuracy or completeness of any such information.

4 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Disclaimer Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Non-GAAP revenue is defined as GAAP revenue adjusted for the impact of fresh start accounting adjustments. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations but that still affect our net income. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. A reconciliation of historical non-GAAP metrics is included in the appendix of this presentation. We do not provide a forward-looking reconciliation of certain forward-looking non-GAAP metrics as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. The Company presents constant currency information to provide a framework to assess how the Company’s underlying businesses performance excluding the effect of foreign currency rate fluctuations.

5 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Table of Contents 1. Executive Summary 2. Company Overview 3. Market Overview 4. Product Portfolio Overview 5. Financial Overview 6. Appendix

6 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSELDraft – For Discussion Only 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Acronyms / Glossary Acronym Definition ACO Avaya Cloud Office ACV Annual Contract Value APS Avaya Professional Services CC/CCaaS Contact Center/Contact Center as a Service CPaaS Communication Platform as a Service EOL End of Life EOS End of Support or Service GSMB Germany Small Medium Business ICE Incurred Cost & Expense NPC Non-people Cost ICE OTT Over The Top PC People Cost ICE UC&C/UCaaS Unified Communications and Collaboration/Unified Communications as a Service

7 Executive Summary

8 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I • Aligns to reporting structure • Creates a path to unlock future value • Organized by 1) Software & Support 2) Hardware 3) Professional Services • Clarity across revenue and profit drivers • Simplifies highly complex legacy offer structure • Optimizes around defined, customer-focused offerings Reporting Structure Operating Structure Offering Structure Reporting Structure Operating Structure Offering Structure “Simplification” is Key to Future State

9 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSELDraft – For Discussion Only 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Professional ServicesHardwareSoftware & Support Shared Services Sales, Marketing & 3rd Party Channel Partners R&D / IT / APS Finance, IT, Legal and HR Talent Procurement / Ops / Real Estate Support Day 2 support GTM Allocated Services O p e x Simplified Operating Structure Aligned to Three Segments Revenue Segment Operationalize for Revenue Growth and Profitability Manage Secular Decline Maximize Labor Utilization and Contribution Margin Three sales motions across limited SKU families

10 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I ($ in millions) FY19 Actual FY20 Actual FY21 Actual LTM Q3 FY22 Preliminary Total Billings $2,925 $2,732 $2,637 $2,476 Collections $2,967 $2,750 $2,660 $2,452 Collections % of Total Billings 101% 101% 101% 99% GAAP Revenue1 $2,908 $2,879 $2,973 $2,763 Collections % of rev 102% 96% 89% 89% Total Billings Provides an Informative Lens Through Which to View the Cash Generating Potential of the Business Total Billings more closely aligns with collections Total Billings correlates more closely with cash collections than GAAP revenue Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 1. FY19 and FY20 revenue figures are non-GAAP. GAAP revenue: Starting in FY20, significant timing deviations vs. collections arising from subscription accounting • Working Capital Impact: Contract asset build (negative WC adj) Yr. 1 of deal term, reverses over remainder (~Yrs 2-3) Total Billings: Aligns with collection trends providing a cash view of subscription • Working Capital Impact: ~Zero WC impact Commentary

11 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSELDraft – For Discussion Only 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Managed Service and / or Simplified “Software & Support” Offering Structure Three Sales Motions across focused SKU families Premise Software Customer Cloud Journey “Innovation without Disruption” Cloud Software UC (IP Office & Aura) CC (Elite) CCaaS UCaaS 1 2 CCaaS OTT (a la carte) Version Upgrade Managed service 5 8 3 4 and / or Functionality Infrastructure Enterprise Cloud (Aura and Elite on Azure) 7 6

12 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSELDraft – For Discussion Only 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Streamlined Product Portfolio… …have paved the way for more focused SKU families…Strong alignment between sales and product teams… …by eliminating offerings and associated costs to optimize overall development spend

13 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I …Supported by a Streamlined Organizational Structure… Significant functional duplication existed… …Clarity enables a reset with limited impact to profitable revenues IT Services Sales R&D Finance CAO GSMB RE Q2O MLP Mktg Professional Services Hardware Software & Support Sales, Marketing & 3rd Party Channel Partners R&D / IT / APS Other G&A Functions (Finance, Legal, HR Talent, Real Estate, Q2O, MLP, Corp IT) Day 2 Support

14 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I …Unlocking Our Ability to Significantly Reduce Costs Comparison of Expenses1 vs. Total Billings ($B) 2.0 1.9 2.6 2021 2.3 2022 1.4 2.0 2023 Total Billings Expenses Expenses1 % of Total Billings 77% 83% 71% Cost transformation program centered on clarification of roles & responsibilities to de-dupe effort and cost across the org ~$524M of Targeted Run Rate Savings2 ($M) Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 1. “Expenses” shown for illustrative purposes above represents costs and expenses, excluding direct standard costs. 2. Snapshot as of 10/12/22, which included ~$474M identified as of that date. 248 306 391 508 518 524 Q1 FY24Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Target Run Rate Savings 1

15 Company Overview

16 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Avaya at a Glance Go to Market and Customer Reach ~90K Customers in ~ 190 Countries ~4,600 Partners ~90% Fortune 100 Leading Installed Base Capabilities and Innovation ~6M CC Installed Base Seats ~$1.6B1 Annual Recurring Business1 ~100M UC Installed Base Seats Includes ~$0.8B2 Subscription ~4,300 Patents/Applications ~25K DevConnect Developer Network Serves all consumption models ~30M Active Seats ~3.5M Active Seats Note: Figures as of September 30, 2021. 1. Figures are as of June 30, 2022; includes OneCloud ARR plus estimated maintenance and managed services annual contract value. 2. Figures are as of June 30, 2022.

17 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Summary Highlights Market Leader with Large, Stable and Diversified Installed Base • Highly diversified customer base and leader across a broad range of global industries / categories: − Financial Services, Healthcare, Hospitality, Government, Telecom and Technology No single customer represents >5% of revenue Top 25 customers combined represent ~20% of revenue Retailers 9 of the top 10 US retailers Hotels & Resorts 12 of the top 13 US hotels, casinos & resorts Health Insurance 7 of the top 7 US health insurance providers Hotels & Resorts 12 of the top 13 US hotels, casinos & resorts Major Banks 44 of the top 50 global banks Airlines 10 of the top 10 global airlines Retailers 9 of the top 10 US retailers Note: Figures reflect LTM period ending June 30, 2022.

18 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Overview Strategic Partnerships • Avaya has partnerships and interoperability with many leading technology providers • Open new paths to market for Avaya by developing and co-selling innovative solutions with alliance partners that address a large market demand OEM/Resell Partnerships RingCentral, Verint “Avaya Inside” Partnerships Microsoft, Salesforce Cloud Partnerships Microsoft, Google, AWS, Alcatel Lucent System Integrators Accenture, Deloitte, Cognizant Service Providers AT&T, Vodafone Technology Partnerships GTM Partnerships

19 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Breadth of Avaya’s Portfolio 59% 41% LTM Revenue by Category1 LTM Revenue by Geography1 UCC and CC Number of Seats2Revenue by Direct & Indirect Channel1 3.5M Active 30M Active 70% 18% 11% APS Software & Support Hardware 60% 25% 10% 5% US EMEA Americas Int- Canada & LATAM APAC-Asia Pacific 66% 34% 100M, 94% 6M, 6% UCC CC Indirect Direct Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 1. GAAP Revenue for the LTM period ending June 30, 2022; excluding FX. 2. As of September 30, 2021. 3. Devices and infrastructure product revenue plus associated maintenance. 3

20 Market Overview

21 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Business Communications Market is Converging Around Customer Experience (CX) Collaboration tools become primary mode of communications ▪ Standalone UC to disappear & merge with collaboration ▪ Players unifying UC&C customer needs into one offering ▪ Increasing overlap between UC&C and CC, driven by customer workflows 1 Overlap between CC and CRM ▪ Driven by shift from transaction focus to experience optimization ▪ CRM players partnering to expand CC capabilities in effort to control the end-to-end customer experience 2 Growth of CPaaS ▪ Through broad adoption of platforms, microservices, and modular features ▪ CPaaS to play an augmentation role across UC&C and CC via customizations & fit-for-purposes use cases 3 Legend: Total addressable market size (illustrative) Current FutureKey drivers of market evolution UC CPaaS Collab CRM CC Avaya Solution Strategy CRM UC&CaaS CPaaS CCaaS Avaya CXaaS

22 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I CC Market Shift from On-Premise to CCaaS In spite of contact center market conversion to cloud, on-premise remains a meaningful share of the market in 2026E at ~48% TAM: ~$46B CAGR: 3% CCaaS growing at 25% TAM: ~$41B 2021 2026 Total Contact Center Market Overview CCaaS Conversion: Transition of On-Premise to Cloud Migration 19% 81% 52% 48% CCaaS On-Premise CC 6% 8% 12% 15% 19% 24% 30% 37% 52% 94% 92% 85% 81% 76% 70% 63% 56% 48% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 90% 0% 10% 20% 30% 40% 50% 60% 70% 80% 100% 2020 Total CC Market 2023E2017 2018 2019 88% 2021 2022E 2024E 2025E 2026E 44% Y/Y Cloud Cloud Y/Y CloudOn-Premise Source: Piper Sandler.

23 Product Portfolio Overview

24 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL Streamlined Product Portfolio …have paved the way for more focused SKU families…Strong alignment between sales and product teams… …by eliminating offerings and associated costs to optimize overall development spend

25 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL Functionality: CCaaS: Over 50 New Capabilities Delivered in Past Three Months • Supervisor Coach/Barge-in Voice • ACO Integration presence support • CRM Omnichannel Integrations (SFDC, MS Dynamics, ServiceNow) • Observe/Coach/Barge-in Chat/Messaging • Voice and Chat BOT with Google Dialogflow • Self Service Flow with versioning Sample Capabilities • Business Hours per Queue • ACW per Channel/Queue • Analytics Historical API • Support for Kari’s Law & RAY BAUM’s Act • Recording Pause & Resume • Preview Dialing • WFM Forecasting & Scheduling and Realtime Adherence • Avaya Conversational Intelligence • Microsoft Email OAuth2 Connector • MSFT Teams Integration (Kazoo) • Spaces/Aura Integration • Speech Analytics Support • Multiple Historical & Realtime reports & measurements • Chat Connector and Web SDK • Hybrid Self-Service overflow with context • External contact routing • Support both attribute and queue manipulation • Expand Workflow Business Strategies to update attributes on the fly • Enable Add BOT Task • Enhanced Agent Experience with Routing Information Scalability Successfully support 6K agents for Omnichannel, 8K for Digital Availability Zero downtime upgrades Agility 2-week sprints Average 10-12 features/month Quality Overall improvement in code-quality, testing quality, and availability

26 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL • Email, Chat, Async Messaging, chatbot • Customer Journey • Omnichannel Client • Analytics • CRM Integration “SFDC/SNOW/MS Dynamics" • Avaya Social Connection (Twitter, Facebook, Instagram, WhatsApp) • Social media management • Parity with premise capabilities • Unified Analytics • Competitive Digital Features Functionality: CCaaS OTT GTM Strategy FY23 12 Months6 MonthsCurrent • Omnichannel Client (Digital) • Custom Widget • CRM Integration • Knowledge Management • Unified Omnichannel Client for Elite + CCaaS SSO between premise & Cloud • 10k agents/tenants • Support WebRTC for CCaaS & Elite channel • Unified Customer Journey • Hybrid BYOC “Premise SIP trunks” • Integrate premise IVR with Cloud Voice • Voice Bot • MSFT team Integration • Migrate Automation to CCaaS • Automation as a service • Avaya Conversation intelligent • Outbound as a service • Feature parity with core premise voice capabilities Digital OTT Unified Client Hybrid Voice

27 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL Infrastructure: Enterprise Cloud Offer Design, Build, Implement Customer Personalization Key Azure FunctionalityAzure Dedicated instance, CloudOps • Standardize core • Common selling motions • Automated quote to cash • Fully orchestrated build • Repeatability at Scale • Standard metrics and monitoring tools • Zero downtime upgrades • Template driven personalization • Standard service offers • Enable channel ecosystem for personalization • Avaya Managed Services to support prem extensibility via hybrid • UC/CC Voice • Call back features • Call Recording, WFO/WFM • Enterprise Compliance (PCI, HIPAA, SOC2) • Omnichannel Client as-a- Service • Digital Chat/Email as a Service • Social Channels as a Service • Unified Reporting/Analytics • Automated migration tools • AES/API enablement Managed Services • Managed Service packages for clients wanting to remain on premise in whole or in part – Move core to Avaya Azure and keep third party integrations on Prem with Avaya Services managing those elements – Keep core on prem, managed by Avaya Services while consuming innovation from Avaya Azure

28 Financial Overview

29 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL I I I I I I / J I / I I 2H FY22 Performance

30 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Low High GAAP Revenue 460 480 Adj. EBITDA (35) (20) Q3 FY22 Commentary Q3 and Q4 FY22 Revenue Bridge GAAP Revenue Basis Q3 FY22: May Guidance vs. Preliminary ($M)1 G A A P R e v e n u e Q3 FY22 GAAP Revenue (May Guidance) OtherHW Prod 1x (14) (22) SW Prod 1x (67) Subscription (17) Q3 FY22 Prelim. GAAP Revenue 573 693 (120) A d j. E B I T D A 55 14 16 (120) Standard CostQ3 FY22 Adj. EBITDA (May Guidance) GAAP Revenue ICE/Other Q3 FY22 Prelim. Adj. EBITDA 145 (90) Q4 FY22: Forward-Looking Estimate Range ($M)2 • Actual Q3 FY22 GAAP Revenue was 17% below guidance • Historically low funnel (pipeline) conversion rates resulted in lower Perpetual software revenue • Slower customer migration from maintenance to subscription coupled with shorter contract duration negatively impacted recognizable revenue • EBITDA impact from revenue loss partially offset by reduction in standard costs and incurred costs & expenses Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 1. May FY22 earnings guidance: Q3 FY22 ~$693M midpoint GAAP revenue; Q3 FY22 midpoint guidance $145M Adj. EBITDA. 2. Forward-Looking estimates subject to ongoing review. Includes potential one-time revenue reversal of $18M.

31 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL I I I I I I / J I / I I LRP Financial Summary

32 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I $, in millions Actual FY19 Actual FY20 Actual FY21 Proj FY22 Proj FY23 Proj FY24 Proj FY25 Proj FY26 Proj FY27 CAGR FY19-22 CAGR FY22-27 GAAP Revenue1 $2,908 $2,879 $2,973 $2,472 $1,863 $1,823 $2,088 $2,266 $2,477 (5%) 0% Adj. EBITDA $706 $710 $719 $294 $256 $229 $324 $346 $423 Margin % 24% 25% 24% 12% 14% 13% 16% 15% 17% Total Billings $2,925 $2,732 $2,637 $2,341 $2,020 $2,032 $2,220 $2,437 $2,683 (7%) 3% Adj. EBITDA minus GAAP Revenue plus Billings $723 $563 $383 $163 $413 $438 $455 $517 $629 CFFO $241 $147 $30 ($311) ($101) $53 $39 $78 $183 Capex ($113) ($98) ($106) ($108) ($72) ($65) ($73) ($87) ($102) New Restructuring Charges/Fees2 $30 $159 FY23 ex New Restr/fees ($13) Total Unrestricted Cash3 $752 $727 $498 $253 $457 $429 $379 $354 $420 Liquidity w/ Illustrative $90M ABL $343 $547 $519 $469 $444 $510 Long Range Plan Summary FY22-27 A B C A-B+C Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 1. GAAP Revenue: FY19 and FY20 are non-GAAP due to Fresh Start Accounting adjustments. 2. Includes $106M of operational restructuring costs. 3. Excludes cash in escrow; assumes $385 million of new money less applicable fees in January 2023 and modification of terms of RingCentral partnership. Negotiations remain ongoing.

33 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Commentary Illustrative Billings Forecast Summary Annual Billings2 Forecast by Category (estimated % share) • Software & Support 14% CAGR FY24-27 driven by Cloud growth as ‘Innovation without Disruption’ strategy is executed – See following page for Software & Support outlook in focus • Outlook for Avaya Professional Services (APS) is stabilizing • Hardware1 is managed for cash as business declines in-line with market expectations Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 1. Hardware includes devices and infrastructure product plus associated maintenance. 2. Bar totals reflect historical and projected billings – Hardware and APS figures based on revenue; Software & Support figures are implied estimates on Total Billings less hardware & APS. FY26 71% 17% 2,732 11% 10% 17% 10% -1% 73% 2,683 2,341 FY20 1% FY21 17% 74% 91% -1% FY22 8% 14% 11% 2,020 77% 82% -3% -2% FY23 88% 11% 4% 10% -3% FY24 8% 9% 85% FY25 5% -2% 8% -2% FY27 2,637 2,032 2,220 2,437 FX/OtherHardware APS Software & Support

34 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Illustrative Software & Support Billings Outlook 9% 78% 8% 14% FY21 67% 19% 14% 76% 44% 44% 12% FY22 30% 7% FY20 10% FY23 22% 69% FY27 9% FY24 16% 8% FY25 12% 81% FY26 85% 6% 60% Classic Managed ServicesSubscription Commentary Annual Software & Support Billings1 (estimated % share) • Classic: Perpetual software license with maintenance and support continues to decline as customers adopt SaaS • Subscription: Steadily increase as customers migrate to the Cloud and add OTT functionality ‒ Sub + OTT continues to grow through the forecast period, but becomes a smaller percentage of overall billings ‒ At present, cloud represents a marginal portion of subscription revenue • Managed Services: Business declines but remains important for account control in customers’ cloud journey Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 1. Bar totals reflect Software & Support figures as presented on prior slide – Classic and Managed Services figures based on revenue; Subscription figures are implied estimates based on total Software & Support billings less classic and managed services. 2. Figures may not total to 100% due to rounding. Sub +OTT 67% 78% 87% 88% 84% 76% 68% 62% CCaaS 0% 0% 0% 0% 0% 4% 11% 17% Other Cloud 32% 22% 13% 12% 16% 20% 20% 21% % of Subscription Breakout2

35 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL I I I I I I / J I / I I Liquidity

36 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I Liquidity Outlook • As of FYE 9/30/22, the Company had ~$253M1 of cash and an undrawn ABL2 • As Avaya continues its ongoing business transition, it is focused on ensuring adequate liquidity to support operations and customer and partner relationships • The Company is pursuing the following levers to enhance liquidity which are included in the chart opposite: A. Receipt of $385 million of new money less applicable fees in January 2023 (subject to ongoing negotiation) B. Amendments to RingCentral partnership structure (subject to ongoing negotiation) C. Receipt of $50M from an IP Monetization transaction closing in Q4 FY23 D. An illustrative ~$90M of availability under the ABL throughout the forecast period Commentary Note: Includes actuals through September 30, 2022. 1. Excludes $221M of restricted escrowed cash in FY’22 2. For illustrative purposes, liquidity analysis in the chart above includes ~$90M of ABL proceeds. Subsequent to fiscal year end, the Company drew $80M on its ABL (which is not otherwise reflected in the materials herein). 343 547 519 469 444 510 20272024 20262022 2023 2025 Liquidity Outlook1 ($M; fiscal year-end) Forecast Liquidity (incl. ~$90M ABL Availability)

37 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL Appendix

38 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL 218-40-28 234-104-52 0-78-108 27-119-175 10-142-155 234-140-63 I I I I I I / J I / I I R&D Note: All numbers: Actual through Q2 FY22, Preliminary Q3 FY22, Projections from Q4 FY22 onwards. 24% 22% 20% 19% 13% 12% 14% 14% 24% 30% 35% 45% 32% 18% 15% 11% 7% 18% 16% 11% FY21 $220M FY20 $235M FY22 PRELIM FY23 PRELIM $238M $204M UC Cloud CC Other COGS / SG&AUC Other CC Cloud R&D Spend by Year ($M)

39© 2021 Avaya Inc. All rights reserved (In millions) Sept. 30, 2019 Sept. 30, 2020 Reconciliation of Non-GAAP Revenue GAAP Revenue $ 2,887 $ 2,873 Adj. for fresh start accounting 21 6 Non-GAAP Revenue $ 2,908 $ 2,879 Avaya Holdings Corp. Supplemental Schedules of Non-GAAP Reconciliations (Unaudited) Fiscal year ended

40© 2021 Avaya Inc. All rights reserved Prelim QTD (In millions) June 30, 2022 Sept. 30, 2021 Sept. 30, 2020 Sept. 30, 2019 Net income (loss) $ (1,749) $ (13) $ (680) $ (671) Interest expense 54 222 226 237 Interest income (1) (1) (6) (14) Provision for (benefit from) income taxes 43 15 62 2 Depreciation and amortization 99 425 423 443 EBITDA (1,554) 648 25 (3) Impact of fresh start accounting adjustments (1) 1 2 1 5 Restructuring charges, net (2) 11 28 20 22 Advisory fees (3) 8 - 40 11 Acquisition-related costs - 3 - 9 Share-based compensation 2 55 30 25 Impairment charges (4) 1,594 - 624 659 Pension and post-retirement benefit costs (1) (1) - - Gain on post-retirement plan settlement - (14) - - Change in fair value of Emergence Date Warrants (1) 1 3 (29) (Gain) loss on foreign currency transactions (5) (3) 16 8 Gain on equity and debt securities, net (5) - - (49) (1) Adjusted EBITDA $ 55 $ 719 $ 710 $ 706 Adjusted EBITDA Margin 9.6% 24.2% 24.7% 24.3% (1) The impact of fresh start accounting adjustments in connection with the Company's emergence from bankruptcy. (2) Restructuring charges represent employee separation costs and facility exit costs (excluding the impact of accelerated depreciation expense) related to the Company's restructuring programs, net of sublease income. (3) Advisory fees represent costs incurred to assist in the assessment of strategic and financial alternatives to improve the Company's capital structure. (4) Impairment charges include an indefinite-lived intangible asset impairment charge of $114 million and a goodwill impairment charge of $1,471 million. (5) Realized and unrealized gains on investments in equity securities, net of impairment of investments in debt securities. Avaya Holdings Corp. Supplemental Schedules of Non-GAAP Reconciliations (Unaudited) Fiscal year ended,

41 DRAFT – CONFIDENTIAL – ILLUSTRATIVE FOR DISCUSSION PURPOSES ONLY / SUBJECT TO MATERIAL CHANGE / PREPARED AT THE DIRECTION OF COUNSEL www.avaya.com

Section 2 The Company‘s Out-of-Court Transaction Term Sheet dated November 26, 2022

Confidential Subject FRE 408 & State Law Equivalents K&E Draft 11/26/2022 TRANSACTION TERM SHEET [•], 2022 THIS TRANSACTION TERM SHEET (INCLUDING ALL EXHIBITS, ANNEXES, APPENDICES, AND/OR SCHEDULES HERETO, THE “TRANSACTION TERM SHEET”) CONTEMPLATES A RESTRUCTURING OF CERTAIN OUTSTANDING INDEBTEDNESS OF AVAYA HOLDINGS CORP. (“HOLDCO”) AND ITS DIRECT AND INDIRECT SUBSIDIARIES AND AFFILIATES (COLLECTIVELY, TOGETHER WITH HOLDCO, THE “COMPANY”), TO BE IMPLEMENTED ON AN OUT-OF-COURT BASIS (THE “TRANSACTIONS”). REFERENCE IN THIS TRANSACTION TERM SHEET IS MADE TO THAT CERTAIN TRANSACTION SUPPORT AGREEMENT (THE “TRANSACTION SUPPORT AGREEMENT”) BY AND AMONG THE COMPANY PARTIES AND THE OTHER PARTIES THERETO, DATED AS OF THE DATE OF THIS TRANSACTION TERM SHEET. THE TRANSACTIONS WILL BE IMPLEMENTED IN ACCORDANCE WITH THE TRANSACTION SUPPORT AGREEMENT AND THIS TRANSACTION TERM SHEET.1 THIS TRANSACTION TERM SHEET IS NOT AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES OF THE COMPANY PARTIES. ANY SUCH OFFER OR SOLICITATION SHALL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. THIS TRANSACTION TERM SHEET IS A SETTLEMENT PROPOSAL TO CERTAIN LENDERS UNDER THE COMPANY’S TERM LOAN CREDIT AGREEMENT AND CERTAIN HOLDERS OF THE COMPANY’S HOLDCO CONVERTIBLE NOTES IN FURTHERANCE OF SETTLEMENT DISCUSSIONS. ACCORDINGLY, THIS TRANSACTION TERM SHEET IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS. THIS TRANSACTION TERM SHEET IS FOR DISCUSSION PURPOSES ONLY AND DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTIONS DESCRIBED IN THIS TRANSACTION TERM SHEET, WHICH TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS AND CONDITIONS SET FORTH IN THIS TRANSACTION TERM SHEET AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS. 1 Capitalized terms used but not otherwise defined in this Transaction Term Sheet shall have the meaning ascribed to them in the Transaction Support Agreement or the other term sheets annexed hereto, as applicable. For the avoidance of doubt, all Definitive Documents referred to herein, shall be subject to the various consent rights of the Consenting Stakeholders under the Transaction Support Agreement.

2 Doc#: US1:16621679v14 Overview Transaction Overview Subject to the terms and conditions contained in this Transaction Term Sheet, on the Transaction Effective Date (each term as defined herein): 1. The Escrow Agent, at the direction of the Company and the Required Lenders (as defined in the Term Loan Credit Agreement), will release the Escrow Funds to the Term Loan Agent for the ratable benefit of the Tranche B-3 Term Lenders in satisfaction of their Tranche B-3 Term Loans at par plus accrued interest, and the Escrow Agreement will be terminated; 2. The Company, the relevant Consenting Stakeholders, and the Term Loan Agent will enter into the Term Loan Amendment; 3. HoldCo will issue $[220,606,000] aggregate principal amount of New HoldCo Convertible Notes2; 4. Pursuant to the Tender Offer and the Tender Offer Backstop, the Company will purchase at par all Existing HoldCo Convertible Notes tendered through the Tender Offer using the proceeds of the New HoldCo Convertible Notes; 5. Pursuant to the New Money Offer and the New Money Backstop, the Company will issue the Priming Term Loans in an aggregate principal amount of $400,000,000; and 6. The Company shall use the proceeds of the Priming Term Loans to pay all Transaction Expenses and for general corporate purposes. Existing Capital Structure ABL Facility The revolving credit facility under that certain ABL Credit Agreement, dated as of November 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), by and among Avaya Inc. (“OpCo”), HoldCo, Avaya Canada Corp., Avaya UK, Avaya International Sales Limited, Avaya Deutschland GmbH, Avaya GmbH & Co. KG, the subsidiary guarantors parties thereto, Citibank, N.A., as administrative agent and collateral agent (solely in such capacities, the “ABL Agent”) and the lenders from time to time parties thereto (the “ABL Lenders”), under which approximately $[•] in principal amount of revolving loans (the “Revolving Loans”) are outstanding. Term Loan Facility The term loan facility under that certain Term Loan Credit Agreement, dated as of November 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, including the Amendment No. 4 dated as of July 2 NTD: To discuss tender/new issue v. exchange (as contemplated in prior term sheet) and related potential tax consequences.

3 Doc#: US1:16621679v14 Overview 12, 2022 (the “Term Loan Fourth Amendment”), the “Term Loan Credit Agreement”) by and among HoldCo, as holdings, OpCo, as borrower, the subsidiary guarantors parties thereto (collectively and together with HoldCo, the “Domestic Guarantors”), Goldman Sachs Bank USA (“GS”), as the administrative agent and the collateral agent (solely in such capacities, the “Term Loan Agent”), the lenders from time to time party thereto (the “Term Lenders”), under which the following principal amount of term loans (collectively, “Term Loans”) remain outstanding: (i) Tranche B-1 Term Loans in aggregate principal amount of $[800,000,000], (ii) Tranche B-2 Term Loans in aggregate principal amount of $[743,000,000] and (iii) Tranche B-3 Term Loans in aggregate principal amount of $[350,000,000] (Term Lenders holding Tranche B-3 Term Loans, the “Tranche B-3 Term Lenders”). Secured Convertible Notes The 8.00% Exchangeable Senior Secured Notes due 2027 in aggregate outstanding principal amount of $[250,000,000] (the “Secured Convertible Notes”; the holders of the Secured Convertible Notes, the “Secured Convertible Noteholders”) issued under that certain Indenture, dated as of July 12, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Secured Convertible Notes Indenture”) by and among OpCo, as issuer, the Domestic Guarantors, as guarantors, Wilmington Trust, National Association, as trustee, exchange agent and notes collateral agent (solely in such capacities, the “Secured Convertible Notes Trustee”). Secured Notes The 6.125% Senior First Lien Notes due 2028 in aggregate outstanding principal amount of $[1,000,000,000] (the “Secured Notes”; the holders of the Secured Notes, the “Secured Noteholders”) issued under that certain Indenture, dated as of September 25, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Secured Notes Indenture”) by and among OpCo, as issuer, the Domestic Guarantors, as guarantors, Wilmington Trust, National Association, as trustee and notes collateral agent (solely in such capacities, the “Secured Notes Trustee”). Existing HoldCo Convertible Notes The 2.25% Convertible Senior Notes due 2023 in aggregate outstanding principal amount of $[220,606,000] (the “Existing HoldCo Convertible Notes”; the holders of the Existing HoldCo Convertible Notes, the “HoldCo Convertible Noteholders”) issued under that certain Indenture, dated as of June 11, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “HoldCo Convertible Notes Indenture”) by and among HoldCo, as issuer, The Bank of New York Mellon Trust Company, N.A., as trustee (solely in such capacities, the “HoldCo Convertible Notes Trustee”).

4 Doc#: US1:16621679v14 Overview Material Terms of the Transactions Required Consents The Transactions shall be implemented on an out-of-court basis with the consent of the Company and following parties (collectively, the “Necessary Consenting Parties”): (i) HoldCo Convertible Noteholders holding at least 95% of the aggregate outstanding principal amount of Existing HoldCo Convertible Notes (or such lesser amount as may be agreed by the Company and the Required Consenting Stakeholders3); and (ii) Term Lenders holding (i) more than 50% of the aggregate outstanding principal amount of Term Loans and (ii) 100% of the aggregate outstanding principal amount of Tranche B-3 Term Loans Tender Offer On or after the Agreement Effective Date,4 the Company shall launch a tender offer for any and all outstanding Existing HoldCo Convertible Notes (the “Tender Offer”), which Tender Offer shall provide the HoldCo Convertible Noteholders with the option to become Consenting Stakeholders and tender all of their claims in connection with the Existing HoldCo Convertible Notes at par for their pro rata share of [$220,606,000] in cash. Each Consenting Stakeholder holding Existing HoldCo Convertible Notes shall (i) tender all of its Existing HoldCo Convertible Notes in accordance with the Tender Offer, and (ii) severally but not jointly, commit to backstop its pro rata share of the difference between the (x) amount of the Existing HoldCo Convertible Notes tendered pursuant to the Tender Offer, and (y) $[220,606,000] (such backstop, the “Tender Offer Backstop”). Term Loan Amendment On or after the Agreement Effective Date, the Company shall launch a consent solicitation (the “Consent Solicitation”) of the Term Lenders, which consent solicitation will provide for each accepting Term Lender to become a Consenting Stakeholder and consent to the Term Loan Amendment described below.5 On the Transaction Effective Date, the relevant Company entities, the Consenting Stakeholders, and the Term Loan Agent will enter into an amendment to the Term Loan Credit Agreement and relevant Loan Documents (as defined therein) (the “Term Loan Amendment”) to: 3 NTD: To be defined in Transaction Support Agreement. 4 NTD: Discuss timing in light of tender offer rules and required financials. 5 NTD: To confirm no Consent Solicitation fee.

5 Doc#: US1:16621679v14 Overview • Permit the Transactions; • [Provide for certain additional guarantees and/or collateral (the “Additional Credit Support”) to be granted by certain Company entities for the benefit of a portion of the Term Loans;]6 and • Solely for the benefit of the Tranche B-3 Term Loans, conform the covenants thereunder to the covenants under the Priming Term Loans (which, for the avoidance of doubt, shall be no less favorable to the Tranche B-3 Term Lenders than prior to giving effect to the Term Loan Amendment),7 in each case on terms acceptable to the Required Consenting Stakeholders. New HoldCo Convertible Notes On the Transaction Effective Date, HoldCo shall issue new unsecured convertible notes (the “New HoldCo Convertible Notes”) in an aggregate principal amount of $[220,606,000]. The material terms of the New Holdco Convertible Notes are as follows: • Issuer: HoldCo • Guarantors: None • Trustee: An institution acceptable to the Company and the Required Consenting Stakeholders • Security: None • Interest Rate: 2.25%, paid in cash (same as the Existing HoldCo Convertible Notes), subject to adjustment during the first 12 months following the Transaction Effective Date based on the exercise of the PIK Toggle (as defined below) • PIK Toggle: Within the 12 months following the Transaction Effective Date, the Company may, at its option, toggle interest to payment-in-kind (the interest payment option, the “PIK Toggle”) • Maturity: June 30, 2029 • Use of Proceeds: Repurchasing 100% of the Existing HoldCo Convertible Notes • Covenants: Substantially same as the Existing Holdco Convertible Notes with updates on anti-dilution, holder exercise and other mechanics. No new negative covenants, affirmative covenants or financial maintenance covenants • Events of Default: Substantially same as the Existing HoldCo Convertible Notes 6 NTD: The existing Term Loans may benefit from first lien security interest in certain TBD additional collateral. 7 NTD: Additions to collateral package and changes to covenants to be assessed for tax impact.

6 Doc#: US1:16621679v14 Overview • Convertibility: At any time at option of holders at a strike price set at $10 per share Escrow Release On the Transaction Effective Date, the Term Loan Agent (acting at the direction of Consenting Stakeholders constituting “Required Lenders” under the Term Loan Credit Agreement) and OpCo shall instruct the Escrow Agent (as defined below) to release all funds (the “Escrow Funds”) held in the Escrow Account (as defined in the Escrow Agreement), in the amount of approximately $[220,606,000], to the Term Loan Agent for the ratable benefit of the Tranche B-3 Term Lenders, and shall terminate that certain Escrow Agreement (the “Escrow Agreement”) dated as of July 12, 2022, by and among OpCo, the Term Loan Agent and GS, as escrow agent (solely in such capacity, the “Escrow Agent”). Upon receipt of the Escrow Funds, the Term Loan Agent (acting at the direction of Consenting Stakeholders constituting “Required Lenders” under the Term Loan Credit Agreement) will immediately disburse such funds to the Tranche B-3 Term Lenders ratably based on their holdings of Tranche B-3 Term Loans, in satisfaction of a portion of such Tranche B-3 Term Loans at par plus accrued interest. For the avoidance of doubt, the aggregate principal amount of Tranche B-3 Term Loans deemed satisfied shall be the amount of the Escrow Funds so released, minus the amount of accrued interest on such Tranche B-3 Term Loans (which accrued interest will also be deemed satisfied), and all remaining obligations in respect of the Tranche B-3 Term Loans will remain outstanding. The release and disbursement of the Escrow Funds as described above is referred to herein as the “Escrow Release”. New Money Offer; New Money Backstop Pursuant to the terms and conditions of the Transaction Support Agreement, each Consenting Stakeholder shall have the option (the “New Money Offer”) to subscribe (a “Subscription Right”) for up to its pro rata portion (based on its aggregate holdings of Term Loans and New HoldCo Convertible Notes) of the Priming Term Loans (each person that has exercised all or a portion of its Subscription Right, a “Subscribing Party”). Pursuant to the terms and conditions of the Transaction Support Agreement, each Backstop Party8, severally but not jointly, has committed to backstop (the “New Money Backstop”) its pro rata share of 100% of the offering of the Priming Term Loans (as defined below). As consideration for its backstop obligations, on the Transaction Effective Date each Backstop Party shall receive (i) a backstop premium (the “Backstop Premium”) equal to 4.00% of 8 NTD: To be listed in a schedule attached to the Transaction Support Agreement, which shall include certain members of the Sullivan & Cromwell Ad Hoc Group, the Paul, Weiss Ad Hoc Group and the Akin Gump Ad Hoc Group.

7 Doc#: US1:16621679v14 Overview the amount of such Backstop Party’s commitment, with such Backstop Premium to be payable-in-kind. Priming Term Loans On the Transaction Effective Date, pursuant to the New Money Offer and the New Money Backstop, the Company shall issue new secured term loans (the “Priming Term Loans”) pursuant to a new credit agreement (the “Priming Term Loan Credit Agreement”). The material terms of the Priming Term Loans are as follows: • Amount: $400 million; to be drawn in its entirety on the Transaction Effective Date • Borrower: OpCo • Guarantors: HoldCo and each of the Domestic Guarantors • Agent: An institution acceptable to the Company and the Backstop Parties (the “Priming Term Loan Agent”) • Lenders: The Subscribing Parties (including the Backstop Parties) (the “Priming Term Lenders”) • Priority / Security: Same security with the existing Term Loans (excluding the Additional Credit Support), Secured Convertible Notes and the Secured Notes, but super-senior in priority (solely as between the Priming Term Loans and the existing Term Loans).9 The Priming Term Loan Agent shall enter into a customary super-senior intercreditor agreement with the Term Loan Agent. • Interest Rate: SOFR + 7.50%, paid in cash • OID: 4.00% • Amortization: 0.25% quarterly • Maturity: December 15, 2027 • Use of Proceeds: Payment of Transaction Expenses (as defined below) and general corporate purposes • Covenants: Based on those contained in the Term Loan Credit Agreement, but with modifications to make them more restrictive on 9 NTD: The existing Term Loans may maintain first lien on certain existing Collateral TBD.

8 Doc#: US1:16621679v14 Overview terms acceptable to the Required Backstop Parties10 and the Required Consenting Stakeholders • Events of Default: Based on those contained in the Term Loan Credit Agreement, but with modifications to make them more restrictive on terms acceptable to the Required Backstop Parties and the Required Consenting Stakeholders • Ratings: The Company shall use commercially reasonable efforts to obtain a rating of the Priming Term Loans by Moody’s and Standard & Poor’s Management Incentive Plan New Management Incentive Plan to be provided as determined by the Company’s board of directors. Governance To be mutually agreed. Transaction Expenses The Company Parties shall pay all fees and expenses as set forth in the Transaction Support Agreement (the “Transaction Expenses”). Tax Issues The Transactions shall be implemented in a tax-efficient and cost-effective manner as agreed between the Company and the Required Consenting Stakeholders. Conditions Precedent to the Transaction Effective Date The Transactions shall be consummated on the date on which the following conditions precedent shall have been satisfied or waived by the Company and the Required Consenting Stakeholders (the “Transaction Effective Date”): 1. the Transaction Support Agreement shall be in full force and effect, no termination event or event that would give rise to a termination event under the Transaction Support Agreement upon the expiration of the applicable grace period shall have occurred, the Transaction Support Agreement shall not have been validly terminated prior to the Transaction Effective Date, and the Necessary Consenting Parties shall have become party thereto; 2. the Tender Offer shall have been consummated; 10 NTD: To be defined in the Transaction Support Agreement.

9 Doc#: US1:16621679v14 Overview 3. each document or agreement constituting the applicable Definitive Documents shall have been executed and/or effectuated, shall be in form and substance consistent with the Transaction Support Agreement, and any conditions precedent related thereto or contained therein shall have been satisfied prior to or contemporaneously with the occurrence of the Transaction Effective Date or otherwise waived; 4. the Company shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Transactions, and all applicable regulatory or government-imposed waiting periods shall have expired or been terminated; 5. all governmental and third-party approvals and consents that may be necessary in connection with the Transactions shall have been obtained, not be subject to unfulfilled conditions, and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent, or otherwise impose materially adverse conditions on the Transactions; 6. no court of competent jurisdiction or other competent governmental or regulatory authority shall have issued a final and non-appealable order making illegal or otherwise restricting, limiting, preventing, or prohibiting the consummation of any of the Transactions; 7. the New HoldCo Convertible Notes shall have been issued by HoldCo; 8. the Priming Term Loans have been issued by OpCo; 9. the Escrow Release shall have occurred11; and 10. the Company shall have paid in full to the relevant Parties all payments and fees (including the Transaction Expenses) provided for in the Transaction Support Agreement, this Transaction Term Sheet, and applicable Definitive Documents that are payable on, before, or in connection with the occurrence of the Transaction Effective Date. 11 NTD: To discuss release of escrow considerations

Section 3 The Convertible Group’s Out-of- Court Transaction Term Sheet dated December 12, 2022

Confidential Subject FRE 408 & State Law Equivalents TRANSACTION TERM SHEET 1 December 12, 2022 THIS TRANSACTION TERM SHEET (INCLUDING ALL EXHIBITS, ANNEXES, APPENDICES, AND/OR SCHEDULES HERETO, THE “TRANSACTION TERM SHEET”) CONTEMPLATES A RESTRUCTURING OF CERTAIN OUTSTANDING INDEBTEDNESS OF AVAYA HOLDINGS CORP. (“HOLDCO”) AND ITS DIRECT AND INDIRECT SUBSIDIARIES AND AFFILIATES (COLLECTIVELY, TOGETHER WITH HOLDCO, THE “COMPANY”), TO BE IMPLEMENTED ON AN OUT-OF-COURT BASIS (THE “TRANSACTIONS”). REFERENCE IN THIS TRANSACTION TERM SHEET IS MADE TO THAT CERTAIN TRANSACTION SUPPORT AGREEMENT (THE “TRANSACTION SUPPORT AGREEMENT”) BY AND AMONG THE COMPANY PARTIES AND THE OTHER PARTIES THERETO, DATED AS OF THE DATE OF THIS TRANSACTION TERM SHEET. THE TRANSACTIONS WILL BE IMPLEMENTED IN ACCORDANCE WITH THE TRANSACTION SUPPORT AGREEMENT AND THIS TRANSACTION TERM SHEET.2 THIS TRANSACTION TERM SHEET IS NOT AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES OF THE COMPANY PARTIES. ANY SUCH OFFER OR SOLICITATION SHALL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. THIS TRANSACTION TERM SHEET IS A SETTLEMENT PROPOSAL TO CERTAIN LENDERS UNDER THE COMPANY’S TERM LOAN CREDIT AGREEMENT AND CERTAIN HOLDERS OF THE COMPANY’S HOLDCO CONVERTIBLE NOTES IN FURTHERANCE OF SETTLEMENT DISCUSSIONS. ACCORDINGLY, THIS TRANSACTION TERM SHEET IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS. THIS TRANSACTION TERM SHEET IS FOR DISCUSSION PURPOSES ONLY AND DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTIONS DESCRIBED IN THIS TRANSACTION TERM SHEET, WHICH TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS AND CONDITIONS SET FORTH IN THIS TRANSACTION TERM SHEET AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS. 1 In addition, to this proposal the ad hoc group would be willing as an alternative to: • Extend the converts on the terms described in this term sheet; and • Provide additional liquidity under the company’s credit documents that do not require additional consents in amount which we estimate to be $100M-$150M 2 Capitalized terms used but not otherwise defined in this Transaction Term Sheet shall have the meaning ascribed to them in the Transaction Support Agreement or the other term sheets annexed hereto, as applicable. For the avoidance of doubt, all Definitive Documents referred to herein, shall be subject to the various consent rights of the Consenting Stakeholders under the Transaction Support Agreement.

2 Doc#: US1:16621679v14 Overview Transaction Overview Subject to the terms and conditions contained in this Transaction Term Sheet, on the Transaction Effective Date (each term as defined herein): 1. The Escrow Agent, at the direction of the Company and the Required Lenders (as defined in the Term Loan Credit Agreement), will release the Escrow Funds to the Term Loan Agent for the ratable benefit of the Tranche B-3 Term Lenders in satisfaction of their Tranche B-3 Term Loans at par plus accrued interest, and the Escrow Agreement will be terminated; 2. The Company, the relevant Consenting Stakeholders, and the Term Loan Agent will enter into the Term Loan Amendment; 3. HoldCo will issue $[220,606,000] aggregate principal amount of New HoldCo Convertible Notes; 4. Pursuant to the Tender Offer, the Company will purchase at par all Existing HoldCo Convertible Notes tendered through the Tender Offer using the proceeds of the New HoldCo Convertible Notes; 5. Pursuant to the New Money Offer and the Backstop, the Company will issue the Priming Term Loans in an aggregate principal amount of $385 million; 6. HoldCo will issue the New Warrants to the Backstop Parties in accordance with the New Warrant Agreement; and 7. The Company shall use the proceeds of the Priming Term Loans to pay all Transaction Expenses and for general corporate purposes. Existing Capital Structure ABL Facility The revolving credit facility under that certain ABL Credit Agreement, dated as of November 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), by and among Avaya Inc. (“OpCo”), HoldCo, Avaya Canada Corp., Avaya UK, Avaya International Sales Limited, Avaya Deutschland GmbH, Avaya GmbH & Co. KG, the subsidiary guarantors parties thereto, Citibank, N.A., as administrative agent and collateral agent (solely in such capacities, the “ABL Agent”) and the lenders from time to time parties thereto (the “ABL Lenders”), under which approximately $[•] in principal amount of revolving loans (the “Revolving Loans”) are outstanding. Term Loan Facility The term loan facility under that certain Term Loan Credit Agreement, dated as of November 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, including the Amendment No. 4 dated as of July 12, 2022 (the “Term Loan Fourth Amendment”), the “Term Loan Credit Agreement”) by and among HoldCo, as holdings, OpCo, as borrower, the subsidiary guarantors parties thereto (collectively and together with HoldCo,

3 Doc#: US1:16621679v14 Overview the “Domestic Guarantors”), Goldman Sachs Bank USA (“GS”), as the administrative agent and the collateral agent (solely in such capacities, the “Term Loan Agent”), the lenders from time to time party thereto (the “Term Lenders”), under which the following principal amount of term loans (collectively, “Term Loans”) remain outstanding: (i) Tranche B-1 Term Loans in aggregate principal amount of $[800,000,000], (ii) Tranche B-2 Term Loans in aggregate principal amount of $[743,000,000] and (iii) Tranche B-3 Term Loans in aggregate principal amount of $[350,000,000] (Term Lenders holding Tranche B-3 Term Loans, the “Tranche B-3 Term Lenders”). Secured Convertible Notes The 8.00% Exchangeable Senior Secured Notes due 2027 in aggregate outstanding principal amount of $[250,000,000] (the “Secured Convertible Notes”; the holders of the Secured Convertible Notes, the “Secured Convertible Noteholders”) issued under that certain Indenture, dated as of July 12, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Secured Convertible Notes Indenture”) by and among OpCo, as issuer, the Domestic Guarantors, as guarantors, Wilmington Trust, National Association, as trustee, exchange agent and notes collateral agent (solely in such capacities, the “Secured Convertible Notes Trustee”). Secured Notes The 6.125% Senior First Lien Notes due 2028 in aggregate outstanding principal amount of $[1,000,000,000] (the “Secured Notes”; the holders of the Secured Notes, the “Secured Noteholders”) issued under that certain Indenture, dated as of September 25, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Secured Notes Indenture”) by and among OpCo, as issuer, the Domestic Guarantors, as guarantors, Wilmington Trust, National Association, as trustee and notes collateral agent (solely in such capacities, the “Secured Notes Trustee”). Existing HoldCo Convertible Notes The 2.25% Convertible Senior Notes due 2023 in aggregate outstanding principal amount of $[220,606,000] (the “Existing HoldCo Convertible Notes”; the holders of the Existing HoldCo Convertible Notes, the “HoldCo Convertible Noteholders”) issued under that certain Indenture, dated as of June 11, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “HoldCo Convertible Notes Indenture”) by and among HoldCo, as issuer, The Bank of New York Mellon Trust Company, N.A., as trustee (solely in such capacities, the “HoldCo Convertible Notes Trustee”).

4 Doc#: US1:16621679v14 Overview Material Terms of the Transactions Required Consents The Transactions shall be implemented on an out-of-court basis with the consent of the Company and following parties (collectively, the “Necessary Consenting Parties”): (i) HoldCo Convertible Noteholders holding at least 95% of the aggregate outstanding principal amount of Existing HoldCo Convertible Notes (or such lesser amount as may be agreed by the Company and the Required Consenting Stakeholders3); and (ii) Term Lenders holding (i) more than 50% of the aggregate outstanding principal amount of Term Loans and (ii) 80% of the aggregate outstanding principal amount of Tranche B-3 Term Loans Tender Offer On or after the Agreement Effective Date,4 the Company shall launch a tender offer for any and all outstanding Existing HoldCo Convertible Notes (the “Tender Offer”), which Tender Offer shall provide the HoldCo Convertible Noteholders with the option to become Consenting Stakeholders and tender all of their claims in connection with the Existing HoldCo Convertible Notes at par for their pro rata share of [$220,606,000] in cash. Each Consenting Stakeholder holding Existing HoldCo Convertible Notes shall tender all of its Existing HoldCo Convertible Notes in accordance with the Tender Offer. The consummation of the Tender Offer shall be subject to the condition that 95% of the Existing HoldCo Convertible Notes shall have been tendered in the Tender Offer, which condition may be waived by the Company only with the consent of the Required Consenting Stakeholders. 5 No Existing HoldCo Convertible Notes shall be outstanding upon consummation of the Tender Offers. Term Loan Amendment On or after the Agreement Effective Date, the Company shall launch a consent solicitation (the “Consent Solicitation”) of the Term Lenders, which consent solicitation will provide for each accepting Term Lender to become a Consenting Stakeholder and consent to the Term Loan Amendment described below. 3 NTD: To be defined in Transaction Support Agreement. 4 NTD: Discuss timing in light of tender offer rules and required financials. 5 NTD: To be defined in the Transaction Support Agreement.

5 Doc#: US1:16621679v14 Overview On the Transaction Effective Date, the relevant Company entities, the Consenting Stakeholders, and the Term Loan Agent will enter into an amendment to the Term Loan Credit Agreement and relevant Loan Documents (as defined therein) (the “Term Loan Amendment”) to: • Permit the Transactions; • Provide for certain additional guarantees and/or collateral (the “Additional Credit Support”) to be granted by certain Company entities for the benefit of a portion of the Term Loans; and • Solely for the benefit of the Tranche B-3 Term Loans, conform the covenants thereunder to the covenants under the Priming Term Loans (which, for the avoidance of doubt, shall be no less favorable to the Tranche B-3 Term Lenders than prior to giving effect to the Term Loan Amendment), in each case on terms acceptable to the Required Consenting Stakeholders. New HoldCo Convertible Notes On the Transaction Effective Date, HoldCo shall issue new unsecured convertible notes (the “New HoldCo Convertible Notes”) in an aggregate principal amount of up to $[220,606,000]. The material terms of the New Holdco Convertible Notes are as follows: • Issuer: HoldCo • Guarantors: None • Trustee: An institution acceptable to the Company and the Required Consenting Stakeholders • Security: None • Interest Rate: 2.25%, paid in cash (same as the Existing HoldCo Convertible Notes), subject to adjustment during the first 12 months following the Transaction Effective Date based on the exercise of the PIK Toggle (as defined below)6 • PIK Toggle: Within the 12 months following the Transaction Effective Date, the Company may, at its option, toggle interest to payment-in-kind (the interest payment option, the “PIK Toggle”) • Maturity: June 30, 2029 • Company Redemption Right: Redeemable at the option of the Company, in whole or in part (subject to minimum outstanding to be agreed), at 90% of principal amount plus accrued and unpaid interest through June 30, 2024. 6 NTD: PIK Toggle to be discussed.

6 Doc#: US1:16621679v14 Overview • Use of Proceeds: Repurchasing 100% of the Existing HoldCo Convertible Notes • Covenants: Substantially same as the Existing Holdco Convertible Notes with updates on anti-dilution, holder exercise and other mechanics. No new negative covenants, affirmative covenants or financial maintenance covenants • Events of Default: Substantially same as the Existing HoldCo Convertible Notes • Convertibility: At any time at option of holders at a strike price per share of $1.95. Pro forma for the issuance of the New HoldCo Convertible Notes and the warrants and the conversion of the secured converts, equity will retain 32% on fully diluted basis, compared to 57% prior to the transactions. Escrow Release On the Transaction Effective Date, the Term Loan Agent (acting at the direction of Consenting Stakeholders constituting “Required Lenders” under the Term Loan Credit Agreement) and OpCo shall instruct the Escrow Agent (as defined below) to release all funds (the “Escrow Funds”) held in the Escrow Account (as defined in the Escrow Agreement), in the amount of approximately $[220,606,000], to the Term Loan Agent for the ratable benefit of the Tranche B-3 Term Lenders, and shall terminate that certain Escrow Agreement (the “Escrow Agreement”) dated as of July 12, 2022, by and among OpCo, the Term Loan Agent and GS, as escrow agent (solely in such capacity, the “Escrow Agent”). Upon receipt of the Escrow Funds, the Term Loan Agent (acting at the direction of Consenting Stakeholders constituting “Required Lenders” under the Term Loan Credit Agreement) will immediately disburse such funds to the Tranche B-3 Term Lenders ratably based on their holdings of Tranche B-3 Term Loans, in satisfaction of a portion of such Tranche B-3 Term Loans at par plus accrued interest. For the avoidance of doubt, the aggregate principal amount of Tranche B-3 Term Loans deemed satisfied shall be the amount of the Escrow Funds so released, minus the amount of accrued interest on such Tranche B-3 Term Loans (which accrued interest will also be deemed satisfied), and all remaining obligations in respect of the Tranche B-3 Term Loans will remain outstanding. The release and disbursement of the Escrow Funds as described above is referred to herein as the “Escrow Release”. New Money Offer; Backstop Pursuant to the terms and conditions of the Transaction Support Agreement, each Consenting Stakeholder shall have the option (the “New Money Offer”) to subscribe (a “Subscription Right”) for up to its pro rata portion (based on its aggregate holdings of Term Loans and New HoldCo Convertible Notes) of

7 Doc#: US1:16621679v14 Overview the Priming Term Loans (each person that has exercised all or a portion of its Subscription Right, a “Subscribing Party”). Pursuant to the terms and conditions of the Transaction Support Agreement, each Backstop Party7, severally but not jointly, has committed to backstop (the “Backstop”) its pro rata share of 100% of the offering of the Priming Term Loans (as defined below). As consideration for its backstop obligations, on the Transaction Effective Date each Backstop Party shall receive (i) a backstop premium (the “Backstop Premium”) equal to [5.00]%8 of the amount of such Backstop Party’s commitment, with such portion of the Backstop Premium to be [payable-in-kind] and (ii) its pro rata share of the New Warrants, in each case in accordance with the Transaction Support Agreement. Priming Term Loans On the Transaction Effective Date, pursuant to the New Money Offer and the Backstop, the Company shall issue new secured term loans (the “Priming Term Loans”) pursuant to a new credit agreement (the “Priming Term Loan Credit Agreement”). The material terms of the Priming Term Loans are as follows: • Amount: $385 million; to be drawn in its entirety on the Transaction Effective Date • Borrower: OpCo • Guarantors: HoldCo and each of the Domestic Guarantors • Agent: An institution acceptable to the Company and the Backstop Parties (the “Priming Term Loan Agent”) • Lenders: The Subscribing Parties (including the Backstop Parties) (the “Priming Term Lenders”) • Priority / Security: Same security with the existing Term Loans (excluding the Additional Credit Support), Secured Convertible Notes and the Secured Notes, but super-senior in priority (solely as between the Priming Term Loans and the existing Term Loans). The Priming Term Loan Agent shall enter into a customary super-senior intercreditor agreement with the Term Loan Agent. 7 NTD: To be listed in a schedule attached to the Transaction Support Agreement, which shall include certain members of the Sullivan & Cromwell Ad Hoc Group. 8 NTD: 11.00% in total for the Backstop Premium and the OID for the Priming Term Loans combined with TBD split.

8 Doc#: US1:16621679v14 Overview • Interest Rate: SOFR + 9.50%, paid in cash • OID: [6.00]%9 • Amortization: 0.25% quarterly • Maturity: December 15, 2027 • Use of Proceeds: Payment of Transaction Expenses (as defined below) and general corporate purposes • Covenants: Based on those contained in the Term Loan Credit Agreement, but with modifications to make them more restrictive on terms acceptable to the Required Backstop Parties10 and the Required Consenting Stakeholders • Events of Default: Based on those contained in the Term Loan Credit Agreement, but with modifications to make them more restrictive on terms acceptable to the Required Backstop Parties and the Required Consenting Stakeholders • Ratings: The Company shall use commercially reasonable efforts to obtain a rating of the Priming Term Loans by Moody’s and Standard & Poor’s Additional New Money Financing Additional financing to be backstopped by Backstop Parties to fund the Company’s repurchase of up to 20% of Tranche B-3 Term Loans from non- consenting Tranche B-3 Lenders New Warrants On the Transaction Effective Date, each Backstop Party shall receive its pro rata share of new warrants (the “New Warrants”) in accordance with the Transaction Support Agreement. The New Warrants will have no expiration date and will allow such holders to purchase up to 5.00% of the common equity of HoldCo on a fully diluted basis (subject only to dilution by the MIP) (assuming for the purposes of that calculation a conversion in full of the New HoldCo Convertible Notes and the Secured Convertible Notes), at a nominal equity exercise price. The New Warrants will be issued in accordance with a warrant agreement (the “New Warrant Agreement”) acceptable to the Company and the Required Backstop Parties. 9 NTD: 11.00% in total for the Backstop Premium and the OID for the Priming Term Loans combined with TBD split. 10 NTD: To be defined in the Transaction Support Agreement.

9 Doc#: US1:16621679v14 Overview Management Incentive Plan New Management Incentive Plan to be provided as determined by the Company’s board of directors, which shall be acceptable to the Required Consenting Stakeholders Governance To be mutually agreed. Transaction Expenses The Company Parties shall pay all fees and expenses as set forth in the Transaction Support Agreement (the “Transaction Expenses”). Tax Issues The Transactions shall be implemented in a tax-efficient and cost-effective manner as agreed between the Company and the Required Consenting Stakeholders. Conditions Precedent to the Transaction Effective Date The Transactions shall be consummated on the date on which the following conditions precedent shall have been satisfied or waived by the Company and the Required Consenting Stakeholders (the “Transaction Effective Date”): 1. the Transaction Support Agreement shall be in full force and effect, no termination event or event that would give rise to a termination event under the Transaction Support Agreement upon the expiration of the applicable grace period shall have occurred, the Transaction Support Agreement shall not have been validly terminated prior to the Transaction Effective Date, and the Necessary Consenting Parties shall have become party thereto; 2. 95% of the aggregate outstanding principal amount of the Existing HoldCo Convertible Notes shall have been tendered in the Tender Offer, and the Tender Offer shall have been consummated; 3. each document or agreement constituting the applicable Definitive Documents shall have been executed and/or effectuated, shall be in form and substance consistent with the Transaction Support Agreement, and any conditions precedent related thereto or contained therein shall have been satisfied prior to or contemporaneously with the occurrence of the Transaction Effective Date or otherwise waived; 4. the Company shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Transactions, and all applicable regulatory or government-imposed waiting periods shall have expired or been terminated;

10 Doc#: US1:16621679v14 Overview 5. all governmental and third-party approvals and consents that may be necessary in connection with the Transactions shall have been obtained, not be subject to unfulfilled conditions, and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent, or otherwise impose materially adverse conditions on the Transactions; 6. no court of competent jurisdiction or other competent governmental or regulatory authority shall have issued a final and non-appealable order making illegal or otherwise restricting, limiting, preventing, or prohibiting the consummation of any of the Transactions; 7. the New Warrants shall have been issued by HoldCo; 8. the New HoldCo Convertible Notes shall have been issued by HoldCo; 9. the Priming Term Loans have been issued by OpCo; 10. the Escrow Release shall have occurred; and 11. the Company shall have paid in full to the relevant Parties all payments and fees (including the Transaction Expenses) provided for in the Transaction Support Agreement, this Transaction Term Sheet, and applicable Definitive Documents that are payable on, before, or in connection with the occurrence of the Transaction Effective Date.

Section 4 The Company‘s In-Court Transaction Term Sheet dated December 8, 2022

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision AVAYA INC., ET AL. RESTRUCTURING TERM SHEET1 This term sheet (the “Restructuring Term Sheet”) sets forth the principal terms of the Restructuring Transactions2 and certain related transactions concerning the Company Parties proposed by the Majority 1L Ad Hoc Group and B-3 Ad Hoc Group (together, the “Ad Hoc Groups”). This Restructuring Term Sheet does not contain a complete list of all terms and conditions of the potential transactions described herein. Subject in all respects to the terms of the Restructuring Support Agreement to which this Restructuring Term Sheet is attached, the Restructuring Transactions will be consummated through a plan of reorganization in the Chapter 11 Cases. Without limiting the generality of the foregoing, this Restructuring Term Sheet and the undertakings contemplated herein are subject in all respects to the negotiation, execution, and delivery of definitive documentation acceptable to the Company Parties and the Ad Hoc Groups or the Requisite Consenting Stakeholders, as applicable. This Restructuring Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions. Accordingly, this Restructuring Term Sheet and the information contained herein are entitled to protection from any use or disclosure to any party or person pursuant to Rule 408 of the Federal Rules of Evidence and any other applicable rule, statute, or doctrine of similar import protecting the use or disclosure of confidential settlement discussions. Until publicly disclosed upon the prior written agreement of the Company Parties and the Ad Hoc Groups, this Restructuring Term Sheet shall remain strictly confidential and may not be shared with any other party or person (other than members of the Ad Hoc Groups that have signed confidentiality agreements with HoldCo) without the consent of the Ad Hoc Groups and the Company. The regulatory, tax, accounting, and other legal and financial matters and effects related to the Restructuring Transactions or any related restructuring or similar transaction have not been fully evaluated and any such evaluation may affect the terms and structure of any Restructuring Transactions or related transactions. THIS RESTRUCTURING TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES, LOANS OR OTHER INSTRUMENTS OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN, IT BEING UNDERSTOOD THAT SUCH AN OFFER OR SOLICITATION, IF ANY, WILL BE MADE ONLY IN COMPLIANCE WITH APPLICABLE LAW. 1 Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to such terms in the Restructuring Support Agreement. 2 [NTD: This Restructuring Term Sheet remains subject to review and comment by the Company, members of the Ad Hoc Groups, and each of their respective professionals and is subject to revision in all respects.]

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 2 Restructuring Transactions Overview Restructuring Overview The Restructuring Transactions will be consummated pursuant to the Definitive Documents through confirmation of a pre-negotiated chapter 11 plan (the “Plan”) in cases to be commenced by the Debtors under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (as amended, the “Bankruptcy Code”) in the United States Bankruptcy Court for the [___] (the “Bankruptcy Court” and such cases, the “Chapter 11 Cases”). The Restructuring Transactions will be subject to the Definitive Documents, the terms of the Restructuring Support Agreement (including the exhibits thereto) and the consent rights set forth therein. In general, the Restructuring contemplates: (a) Consenting Stakeholders that commit to do so (the “DIP Lenders”)3 shall provide priming super priority senior secured debtor in possession financing (the “DIP Facility”) in the form of term loans in an aggregate amount of up to $[__] million, which DIP Facility shall be backstopped by the DIP Backstop Parties (as defined below) and repaid in full in cash under the Plan including, if necessary, from proceeds of the Rights Offering (as defined below) or exit financing on terms acceptable to the Required Consenting Stakeholders (as defined in the Restructuring Support Agreement); (b) the incurrence of the Exit Term Loans (as defined below); (c) the incurrence of the Exit ABL Facility (as defined below); (d) if necessary and consented to by the Company and the Required Consenting Stakeholders, an [equity] rights offering (the “Rights Offering”) with the terms to be agreed by the Company 3 The allocation mechanism of DIP backstop commitments is set forth in the DIP Term Sheet.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 3 Parties and the Required Consenting Stakeholders; (e) in full and final satisfaction of each First Lien Claim (other than a B-3 Escrow Claim),4 each holder of a First Lien Claim shall receive its pro rata share of (i) the Exit Term Loans, (ii) [100]% of the New Equity Interests, subject to dilution on account of the Management Incentive Plan and, if applicable, the shares issued pursuant to the Rights Offering, and (iii) if applicable, the rights to participate in the Rights Offering; (f) in full and final satisfaction of the B-3 Escrow Claims, each B-3 Lender shall receive its pro rata share of the Escrow Cash;5 (g) all unsecured claims of the Debtors, excluding the HoldCo Convertible Note Claims (“General Unsecured Claims”) held by holders who will provide goods and services necessary or desirable to the operation of the Reorganized Debtors, as determined by the Debtors (the “Ongoing Trade Claims”) shall be reinstated or paid in full, or otherwise provided such treatment as to render them unimpaired;6 (h) if the Debtors (i) reject those certain contracts with RingCentral, Inc. and its affiliates (collectively, the “RingCentral Contracts”), then all General Unsecured Claims that are not Ongoing Trade Claims (the “Other General Unsecured Claims”) and all General Unsecured Claims against HoldCo shall receive no recovery or (ii) assume the RingCentral Contracts, then all General Unsecured Claims shall be reinstated or paid in full, or otherwise provided such treatment 4 “B-3 Escrow Claims” means the principal amount of B-3 Term Loan Claims with respect to, arising out of, or in connection with the Escrow Cash (as defined below). 5 “Escrow Cash” means all cash held in escrow by the Escrow Agent (as defined in the Restructuring Support Agreement) pursuant to the Escrow Agreement (as defined in the Restructuring Support Agreement) in the amount of at least [$220,606,000]. 6 Subject to diligence, including the extent of potential damages arising from potential rejection of executory contracts/unexpired leases which may require alteration of treatment. NTD:

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 4 as to render them unimpaired, other than General Unsecured Claims against HoldCo, which shall receive no recovery. (i) in full and final satisfaction of each HoldCo Convertible Note Claim (as defined below), each holder of a HoldCo Convertible Note Claim shall receive no recovery; and (j) all Existing Avaya Equity Interests will be cancelled and no consideration shall be paid to holders of Existing Avaya Equity Interests. The Restructuring Transactions will be supported by at least [__]% of the holders of First Lien Claims party to the Restructuring Support Agreement (the “Consenting Stakeholders”) on the terms set forth therein. The Plan Effective Date will be the date on which all conditions to the effectiveness of the Plan have been satisfied or waived in accordance with its terms and the Restructuring Support Agreement and the Plan has been substantially consummated. From and after the Plan Effective Date, the Debtors shall be referred to herein as the “Reorganized Debtors.” Claims and Interests to be Addressed Outstanding indebtedness of the Debtors and equity interests in HoldCo that will be restructured or otherwise addressed pursuant to the Restructuring Transactions include: • indebtedness under that certain ABL Credit Agreement, dated as of December 15, 2017, between HoldCo, as Holdings, and Avaya Inc., as parent borrower, the other borrowers party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent, including all amendments, modifications and supplements thereto (the “Prepetition ABL Facility”); • indebtedness under that certain loan agreement, dated as of December 15, 2017, between HoldCo, as Holdings, and Avaya Inc., as borrower, the lenders party thereto, and Goldman, as Administrative Agent and Collateral Agent, including all amendments,

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 5 modifications, and supplements thereto (the “Term Loan Credit Agreement”) comprising: (i) the Tranche B-1 Term Loans (as defined in the Term Loan Credit Agreement) outstanding under the Term Loan Credit Agreement in the principal amount of $800,000,000 (the “B-1 Term Loan” and the claims in respect thereof, the “B-1 Term Loan Claims”); (ii) the Tranche B-2 Term Loans (as defined in the Term Loan Credit Agreement) outstanding under the Term Loan Credit Agreement in the principal amount of $743,000,000 (the “B-2 Term Loan” and the claims in respect thereof, the “B-2 Term Loan Claims” and, together with the B-1 Term Loan Claims, the “Legacy Term Loan Claims”); and (iii) the Tranche B-3 Term Loans (as defined in the Term Loan Credit Agreement) incurred in accordance with Amendment 4 to the Term Loan Credit Agreement in the principal amount of $350,000,000 (the “B-3 Term Loan” and the claims in respect thereof, the “B-3 Term Loan Claims” and, together with the Legacy Term Loan Claims, the “Term Loan Claims”); provided, that the B-3 Term Loan Claims should be split between (x) First Lien Claims in the allowed amount of the B-3 Term Loan actually funded, less the amount of the B-3 Escrow Claims, plus accretion on account of the B-3 Term Loan (including on account of the B-3 Escrow Claims) from the date of funding of the B-3 Term Loan to the Petition Date, plus 30% of the Tranche B-3 Special Premium (as defined in the Term Loan Credit Agreement) that would otherwise be due in respect of the resulting First Lien Claim amount as of the Petition Date (the “B-3 Residual Claim”)7 and (y) the B-3 Escrow Claims; 7 [NTD: For illustrative purposes, the B-3 Residual Claim amount is projected to equal approximately $110 million assuming a 12/31/22 Petition Date.] [NTD from Company: Subject to diligence from Company and advisors].

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 6 • first lien notes under the indenture, dated as of September 25, 2020, between Avaya Inc., as issuer, and Wilmington Trust, National Association, as Trustee and Notes Collateral Agent, including all amendments, modifications, and supplements thereto (the “Legacy Notes Indenture”) in the principal amount of $1,000,000,000 (the “Legacy Notes” and the claims in respect thereof (including for any unpaid interest, fees, expenses and make-whole premium treated as a valid, allowed prepetition first lien claim), the “Legacy Notes Claims”); • secured exchangeable notes under the indenture, dated as of July 12, 2022, between Avaya Inc., as issuer, and Wilmington Trust, National Association, as Trustee, Exchange Agent and Notes Collateral Agent, including all amendments, modifications, and supplements thereto (the “Secured Exchangeable Notes Indenture”) in the principal amount of $250,000,000 (the “Secured Exchangeable Notes” and the claims in respect thereof (including for any unpaid interest, fees, expenses and make- whole premium treated as a valid, allowed prepetition first lien claim), the “Secured Exchangeable Notes Claims” and, together with the Term Loan Claims and the Legacy Notes Claims, the “First Lien Claims”); • notes under the indenture, dated as of June 11, 2018, between HoldCo, as issuer and the Bank of New York Mellon Trust Company, N.A., as trustee, including all amendments, modifications, and supplements thereto in the outstanding principal amount of $[220,606,000] ([as currently outstanding,] the “HoldCo Convertible Notes” and the claims in respect thereof, the “HoldCo Convertible Note Claims”); • all General Unsecured Claims; and • all Existing Avaya Equity Interests.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 7 DIP Facility The DIP Lenders shall provide a [delayed-draw] term loan DIP Facility in an aggregate principal amount of up to $[__] million (the “DIP Loans”). $[__] million of DIP Loans shall be available upon entry of the interim order approving the DIP Facility (the “Interim DIP Order”) in accordance with the terms and conditions set forth in the DIP Commitment Letter (and the term sheet attached thereto (the “DIP Term Sheet”) attached to the Restructuring Support Agreement as Exhibit B-1. Up to an additional $[__] million of DIP Loans shall be available in accordance with the terms and conditions set forth in the DIP Commitment Letter and the DIP Term Sheet upon entry of the final order approving the DIP Facility (the “Final DIP Order” and, together with the Interim DIP Order, the “DIP Orders”). [To the extent that the Debtors require a letter of credit facility with respect to outstanding letters of credit under the Prepetition ABL Facility or new letters of credit, then [___] shall be the issuer of such letters of credit pursuant to a letter of credit facility in connection with the DIP Facility.] The obligations under the DIP Facility are referred to herein as the “DIP Facility Claims.” Exit Term Loans On the Plan Effective Date, the Reorganized Debtors and the Foreign Guarantor Subsidiaries8 shall incur a new first lien term loan facility in the aggregate principal amount of the lesser of (i) $[1] billion or (ii) [2.0]x LTM “Normalized” EBITDA,9 on the terms and conditions set forth in the Exit Term Loan Term Sheet attached hereto as Annex 1 (as such terms may be modified subject to the consent rights set forth in the Restructuring Support Agreement) (the “Exit Term Loans”). Exit ABL Facility [On the Plan Effective Date, the Reorganized Debtors and the Foreign Guarantor Subsidiaries shall obtain a new first lien asset based lending facility on terms acceptable to the Company and the Required Consenting Stakeholders (the “Exit ABL Facility”).]10 8 “Foreign Guarantor Subsidiaries” means certain foreign subsidiaries to be agreed by the Required Consenting Stakeholders. 9 NTD: Inclusive of all pro forma debt other than ABL. 10 NTD - ABL Facility treatment subject to further discussion.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 8 Rights Offering If necessary and subject to the consent of the Company and the Required Consenting Stakeholders, the Plan will provide for a Rights Offering pursuant to the terms and conditions to be agreed by the Company Parties and the Required Consenting Stakeholders. Treatment of Claims or Equity Interests Each holder of an allowed Claim or Equity Interest, as applicable, shall receive the treatment described below in full and final satisfaction, settlement, release, and discharge of and in exchange for such holder’s allowed Claim or Equity Interest. DIP Facility Claims On the Plan Effective Date, each DIP Facility Claim shall be paid in full in cash. Administrative, Priority and Priority Tax Claims On or as soon as practicable after the later to occur of (i) the Plan Effective Date and (ii) the date such claim becomes allowed (or as otherwise set forth in the Plan), each holder of an administrative, priority or priority tax claim will either be satisfied in full, in cash, or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code. Other Secured Claims11 Other secured claims shall receive either (i) payment in cash in full of the unpaid portion of their allowed Other Secured Claims, (or if payment is not then due, in accordance with the terms of such allowed Other Secured Claims), (ii) reinstatement pursuant to section 1124 of the Bankruptcy Code, (iii) the collateral securing such allowed Other Secured Claim, plus any interest thereon required to be paid under section 506(b) of the Bankruptcy Code, or (iv) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code. First Lien Claims On the Plan Effective Date, each holder of a First Lien Claim (other than B-3 Escrow Claims) shall receive on account of such First Lien Claim its pro rata share of (i) the Exit Term Loans and (ii) [100]% of the New Equity Interests, subject to dilution on account of the Management Incentive Plan and, if applicable, any shares issued pursuant to the Rights Offering. In addition, if applicable, in accordance with the procedures for the Rights Offering agreed to by the Company and the Required Consenting Stakeholders and to be as set 11 “Other Secured Claim” means any secured claim against the Debtors, but not the DIP Loan Claims or First Lien Claims.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 9 forth in the Plan Supplement, each holder of a First Lien Claim shall receive on account of such First Lien Claim its pro rata share of the rights to participate in the Rights Offering. B-3 Escrow Claims On the Plan Effective Date, each holder of a B-3 Escrow Claim shall receive on account of such B-3 Escrow Claim its pro rata share of the Escrow Cash. Ongoing Trade Claim On the Plan Effective Date, each holder of an Ongoing Trade Claim will have its General Unsecured Claim reinstated or paid in full in cash and, thereby, shall be rendered unimpaired as set forth in section 1124 of the Bankruptcy Code. Other General Unsecured Claims, Excluding General Unsecured Claims Against HoldCo On the Plan Effective Date, each holder of an Other General Unsecured Claim (excluding General Unsecured Claims Against HoldCo), will have its Claim (i) reinstated or paid in full in cash, and thereby shall be rendered unimpaired as set forth in section 1124 of the Bankruptcy Code, if the RingCentral Contracts are assumed or (ii) cancelled, released discharged, and extinguished and will be of no further force or effect, if the RingCentral Contracts are rejected. HoldCo Convertible Note Claims, General Unsecured Claims at HoldCo On the Plan Effective Date, all HoldCo Convertible Note Claims and General Unsecured Claims Against HoldCo will be cancelled, released, discharged, and extinguished and will be of no further force or effect, and holders of Other Unsecured Claims will not receive any distribution on account of such Other Unsecured Claims.12 Section 510(b) Claims13 On the Plan Effective Date, all Section 510(b) Claims will be cancelled, released, discharged, and extinguished and will be of no further force or effect, and holders of Section 510(b) Claims will not receive any distribution on account of such Section 510(b) Claims. 12 [The Plan will retain the Causes of Action related to recovering amounts paid by any Debtor to repurchase and/or repay any HoldCo Convertible Notes prior to the Petition Date, and the Reorganized Debtors will commence the litigation after the Plan Effective Date. The Required Consenting Stakeholders must consent to the extent that the Debtors commence such litigation before the Plan Effective Date.] 13 “Section 510(b) Claims” means any Claim against any Debtor: (a) arising from the rescission of a purchase or sale of a Security of any Debtor or an affiliate of any Debtor; (b) for damages arising from the purchase or sale of such a Security; or (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such a Claim; provided that a Section 510(b) Claim shall not include any Claims subject to subordination under section 510(b) of the Bankruptcy Code arising from or related to an Interest.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 10 Existing Avaya Equity Interests All Existing Avaya Equity Interests (including any management incentive plan equity or entitlements) will be cancelled and no consideration shall be paid to holders of Existing Avaya Equity Interests on account thereof Intercompany Claims/Interests Intercompany Claims and Intercompany Interests shall be reinstated, compromised or cancelled and released at the option of the Debtor or Reorganized Debtor in consultation with the Required Consenting Stakeholders without recovery in accordance with the Restructuring Transactions. Other Terms Fees and Expenses The Debtors shall pay all reasonable and documented fees and expenses of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, Glenn Agre Bergman & Fuentes LLP, FTI Consulting, Inc., any local counsel, and any other professionals and/or consultants for the B-3 Ad Hoc Group; (ii) Akin Gump Strauss Hauer & Feld LLP, Alvarez and Marsal LLC, Centerview Partners LP and any local counsel, and any other professionals and/or consultants for the Majority 1L Ad Hoc Group, [including a board search firm]; and (iii) Debevoise & Plimpton LLP. For the avoidance of doubt the obligation to make current payment of such fees and expenses shall be included in the DIP Orders and the Plan shall provide that any fees and expenses of the foregoing advisors that are unpaid as of the Plan Effective Date shall be paid on the Plan Effective Date. Executory Contracts and Unexpired Leases The Plan will provide that the executory contracts and unexpired leases that are not assumed or rejected as of the Plan Effective Date (either pursuant to the Plan or a separate motion) will be deemed assumed pursuant to section 365 of the Bankruptcy Code; provided that the RingCentral Contracts must be renegotiated on terms acceptable to the Debtors and the Required Consenting Stakeholders before such RingCentral Contracts are assumed.14 Pension/OPEB [No impairment of pension or OPEB, subject to acceptable waiver from PBGC regarding 2017 PBGC Settlement Agreement]15 14 Contract rejections subject to diligence. 15 Subject to diligence.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 11 [German Operations] [NTD: Approach to German operations TBD and subject to diligence.] Tax Structure The terms of the Restructuring Transactions will be structured to maximize tax efficiencies for each of the Debtors and the Consenting Stakeholders, as agreed to by the Debtors and the Required Consenting Stakeholders and in accordance with the Plan and the Plan Supplement. Management Incentive Plan 10% of the fully diluted New Equity Interests issued on the Plan Effective Date shall be issuable in connection with a management incentive plan, the key terms of which shall be agreed to as of the Agreement Effective Date. [Releases by the Debtors]16 As of the Plan Effective Date, except for the rights that remain in effect from and after the Plan Effective Date to enforce the Plan, the Definitive Documents, and the obligations contemplated by the Restructuring Transactions or as otherwise provided in any order of the Bankruptcy Court, on and after the Plan Effective Date, the Released Parties 17 will be deemed conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged, by and on behalf of the Debtors and the Estates, in each case on behalf of itself and its respective successors, assigns, and representatives and any and all other Persons that may purport to assert any Cause of Action derivatively, by or through the foregoing Persons, from any and all Claims and Causes of Action whatsoever (including any derivative claims, asserted or assertable on behalf of the Debtors or the Estates), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted, accrued or unaccrued, existing or hereinafter arising, whether in law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign, or domestic law, rule, statute, regulation, treaty, right, duty, requirement or otherwise, that the Debtors, the Estates,18 or their affiliates, heirs, executors, administrators, successors, assigns, 16 Debtor and third-party releases subject to further Company review. 17 NTD: Definitions for Exculpated Parties, Related Party, Released Parties, and Releasing Parties to come. 18 “Estate(s)” means individually or collectively, the estate or estates of the Debtors created under section 541 of the Bankruptcy Code.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 12 managers, accountants, attorneys, representatives, consultants, agents, and any other Persons claiming under or through them would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other Person, based on or relating to, or in any manner arising from, in whole or in part, the Debtors or the Estates, the Chapter 11 Cases, the Restructuring Transactions, the purchase, sale, or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated under the Plan, the business or contractual arrangements or interactions between the Debtors and any Released Party, the restructuring of any Claim or Interest before or during the Chapter 11 Cases, the negotiation, formulation, preparation, or consummation of the Restructuring Support Agreement, the Restructuring Transactions, the DIP Facility, the DIP Orders, the Disclosure Statement, the Plan Supplement, the Plan and related agreements, instruments, and other documents, the solicitation of votes with respect to the Plan, the Exit Term Loan Credit Agreement and related documentation, the Exit ABL Credit Agreement and related documentation, the Rights Offering, the Governance Documents, and all other Definitive Documents, in all cases based upon any act or omission, transaction, agreement, event, or other occurrence taking place on or before the Plan Effective Date. Notwithstanding anything to the contrary in the foregoing, the releases set forth in the preceding paragraph shall not be construed as releasing any Released Party from any Claim or Cause of Action arising from an act or omission that is determined by a Final Order to have constituted actual fraud, willful misconduct, or gross negligence.19 Releases by Third Parties As of the Plan Effective Date, except for the rights that remain in effect from and after the Plan Effective Date to enforce the Plan, the Definitive Documents, and the obligations contemplated by the Restructuring or as otherwise provided in any order of the Bankruptcy Court, on and after the Plan Effective Date, the Released Parties will be deemed conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged, by the 19 NTD: Subject to further discussion.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 13 Releasing Parties, in each case on behalf of itself and its respective successors, assigns, and representatives and any and all other Persons that may purport to assert any Cause of Action derivatively, by or through the foregoing Persons, in each case solely to the extent of the Releasing Parties’ authority to bind any of the foregoing, including pursuant to agreement or applicable non-bankruptcy law, from any and all Claims and Causes of Action whatsoever (including any derivative claims, asserted or assertable on behalf of the Debtors or the Estates), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted, accrued or unaccrued, existing or hereinafter arising, whether in law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign, or domestic law, rule, statute, regulation, treaty, right, duty, requirement or otherwise, that such holders or their estates, affiliates, heirs, executors, administrators, successors, assigns, managers, accountants, attorneys, representatives, consultants, agents, and any other Persons claiming under or through them would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other Person, based on or relating to, or in any manner arising from, in whole or in part, the Debtors or the Estates, the Chapter 11 Cases, the Restructuring Transactions, the purchase, sale, or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated under the Plan, the business or contractual arrangements or interactions between the Debtors and any Released Party, the restructuring of any Claim or Interest before or during the Chapter 11 Cases, the negotiation, formulation, preparation, or consummation of Restructuring Support Agreement, the Restructuring Transactions, the DIP Facility, the DIP Orders, the Disclosure Statement, the Plan Supplement, the Plan and related agreements, instruments, and other documents, the solicitation of votes with respect to the Plan, the Exit Term Loan Credit Agreement and related documentation, the Exit ABL Credit Agreement and related documentation, the Rights Offering, the Governance Documents, and all other Definitive Documents, in all cases based upon any act or

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 14 omission, transaction, agreement, event, or other occurrence taking place on or before the Plan Effective Date. Notwithstanding anything to the contrary in the foregoing, the releases set forth in the preceding paragraph shall not be construed as releasing any Released Party from any Claim or Cause of Action arising from an act or omission that is determined by a Final Order to have constituted actual fraud, willful misconduct, or gross negligence.20 For the avoidance of doubt, the only parties that are bound by the release set forth herein are (i) the Released Parties, (ii) parties who vote to accept the Plan and do not opt-out of the release in a timely and properly submitted ballot, (iii) parties who are entitled to vote on the Plan but do not vote and do not opt-out of the release in a timely and properly submitted ballot, and (iv) parties who are deemed to accept or reject the Plan and do not opt-out of the release by submitting a duly completed opt-out form. Exculpation To the fullest extent permitted by applicable law, no Exculpated Party will have or incur, and each Exculpated Party will be released and exculpated from, any Claim or Cause of Action in connection with or arising out of the administration of the Chapter 11 Cases, the negotiation and pursuit of the Restructuring Support Agreement, the Restructuring Transactions, the DIP Facility, the DIP Orders, the Disclosure Statement, the Plan Supplement, the Plan and related agreements, instruments, and other documents, the solicitation of votes with respect to the Plan, the Exit Term Loan Credit Agreement and related documentation, the Exit ABL Credit Agreement and related documentation, the Rights Offering, the Governance Documents, and all other Definitive Documents, the solicitation of votes for, or confirmation of, the Plan, the funding of the Plan, the occurrence of the Plan Effective Date, the administration of the Plan or the property to be distributed under the Plan, the issuance of securities under or in connection with the Plan, the purchase, sale, or rescission of the purchase or sale of any security of the Debtors or the Reorganized Debtors, or the transactions in furtherance of any of the foregoing, other than Claims or Causes of Action arising out of or related to any act or omission of an Exculpated Party that is a criminal act 20 NTD: Subject to further discussion.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 15 or constitutes actual fraud, willful misconduct, or gross negligence 21 as determined by a Final Order, but in all respects such Persons will be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Exculpated Parties have acted in compliance with the applicable provisions of the Bankruptcy Code with regard to the solicitation and distribution of securities pursuant to the Plan and, therefore, are not, and on account of such distributions will not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan, including the issuance of securities thereunder. The exculpation will be in addition to, and not in limitation of, all other releases, indemnities, exculpations, and any other applicable law or rules protecting such Exculpated Parties from liability. Conditions Precedent to Plan Effective Date The occurrence of the Plan Effective Date will be subject to the following conditions precedent, among others; provided, however, that any condition can be waived with the prior written consent of the Debtors and the Required Consenting Stakeholders: (a) the Restructuring Support Agreement shall not have been terminated and shall be in full force and effect; (b) the Bankruptcy Court shall have entered the DIP Orders, and the Final DIP Order shall be in full force and effect; (c) the Bankruptcy Court shall have entered the Confirmation Order in form and substance consistent with the Restructuring Support Agreement, and the Confirmation Order shall have become a Final Order (as defined in the Restructuring Support Agreement); (d) the Definitive Documents shall (i) be consistent with the Restructuring Support Agreement and otherwise approved by the applicable parties thereto consistent with their respective consent and approval rights as set forth in the Restructuring Support Agreement, (ii) have been executed or deemed executed and delivered by each party thereto, and any conditions 21 NTD: Subject to further discussion.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 16 precedent related thereto shall have been satisfied or waived by the applicable party or parties and (iii) shall be adopted on terms consistent with the Restructuring Support Agreement and this Restructuring Term Sheet; (e) all authorizations, consents, regulatory approvals, rulings, actions, documents, and agreements necessary to implement and consummate the Plan shall have been obtained, effected and executed; (f) if applicable, the Rights Offering shall have been consummated in accordance with its terms; (g) each of the Exit ABL Credit Agreement and related documentation and the Exit Term Loan Credit Agreement and related documentation shall have been executed and delivered by each party thereto, and any conditions precedent related thereto shall have been satisfied or waived (with the consent of the Required Consenting Stakeholders), other than such conditions that relate to the effectiveness of the Plan and related transactions, including payment of fees and expenses; (h) the New Equity Interests shall have been issued; (i) the definitive documentation concerning the Management Incentive Plan shall have been completed; (j) all fees, expenses, and other amounts payable to the Majority 1L Ad Hoc Group Advisors, B-3 Ad Hoc Group Advisors, and the Secured Exchangeable Notes Advisor pursuant to the Restructuring Support Agreement shall have been paid in full; and (k) the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan and each of the other transactions contemplated by the Restructuring. Definitive Documents This Restructuring Term Sheet does not include a description of all of the terms, conditions, and other provisions that will be contained in the Definitive Documents, which shall be in form and substance subject to the consent rights set forth herein and in the Restructuring Support Agreement.

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 17 Organizational Documents and Governance The Governance Documents and any other documentation evidencing the corporate governance for any Company Party and any direct or indirect subsidiary thereof, including charters, bylaws, limited liability company agreements, shareholder agreements (including minority shareholder protections), and/or other organizational documents of such entities will be consistent with the Restructuring Support Agreement (including the consent rights set forth therein, including being reasonably acceptable to the Required Consenting Stakeholders). For the avoidance of doubt, the Governance Documents shall contain customary termination provisions upon a public listing of the New Equity Interests on a major national securities exchange. Public Listing The Reorganized Debtors shall use commercially reasonable efforts to cause the New Equity Interests to be listed on a major national securities exchange on the Plan Effective Date. Board of Directors of New Avaya As of the Plan Effective Date, the Board of Directors of New Avaya shall consist of [__] members, including the Chief Executive Officer of New Avaya, and the remaining directors, of which [__] shall be independent as defined by the listing rules of New York Stock Exchange (or such other major national securities exchange if New Avaya is listed there), to be appointed by the [Majority 1L Ad Hoc Group and B-3 Advisor Group] 22 in consultation with Chief Executive Officer. Milestones23 The Restructuring Transactions through the Plan shall be effectuated in accordance with the following deadlines (the “Milestones”), subject to extension in accordance with the terms of the Restructuring Support Agreement: 22 [NTD: All aspects of the director appointment rights, including the splits between the Majority 1L Ad Hoc Group and B-3 Ad Hoc Group are subject to discussions among the Ad Hoc Groups and the confirmation of the latest holdings of the Ad Hoc Groups.] 23 [NTD: Milestones eventually to be included in the Restructuring Support Agreement.]

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 18 (a) The Petition Date shall occur no later than [DATE]. (b) The Plan and related disclosure statement (the “Disclosure Statement”) shall have been filed no later than [__] days after the Petition Date. (c) The Interim DIP Order shall have been entered by no later than 3 business days after the Petition Date. (d) The Final DIP Order shall have been entered by no later than 45 days after the Petition Date. (e) The order approving the adequacy of the Disclosure Statement, in form and substance acceptable to the Company Parties and the Required Consenting Stakeholders, shall have been entered no later than [__] days after the Petition Date. (f) Solicitation of the Plan shall commence no later than [__] days after the Petition Date.24 (g) The order approving the Plan (the “Confirmation Order”), in form and substance acceptable to the Company Parties and the Required Consenting Stakeholders, shall have been entered by no later than [__] days after the Petition Date. (h) If applicable, the commencement of the Rights Offering shall have occurred no later than [__] days after the Petition Date. (i) [The RingCentral Contracts shall have been renegotiated, or a contract providing services and intellectual property of a scope similar to the RingCentral Contracts shall have been entered into, in each case on terms and conditions acceptable to the Debtors and the Required Consenting Stakeholders, no later than [__] days after the Petition Date].25 (j) The substantial consummation of the Plan, including the consummation of the Rights Offering, if applicable, shall have occurred no later than [__] days after the Petition Date. (k) The Outside Date shall be [180] days after the Petition Date. 24 [NTD: To discuss plan solicitation process.]

K&E Comments - DRAFT 12/8/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 25 [NTD: To be a date on or prior to the date when the order approving the Disclosure Statement is entered.]

Section 5 The Term Loan and Senior Notes Group and Term Loan Group’s In- Court Transaction Term Sheet dated December 12, 2022

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential; Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision AVAYA INC., ET AL. RESTRUCTURING TERM SHEET1 This term sheet (the “Restructuring Term Sheet”) sets forth the principal terms of the Restructuring Transactions2 and certain related transactions concerning the Company Parties proposed by the Majority 1L Ad Hoc Group and B-3 Ad Hoc Group (together, the “Ad Hoc Groups”). This Restructuring Term Sheet does not contain a complete list of all terms and conditions of the potential transactions described herein[, is not legally binding and is subject to material change]3. Subject in all respects to the terms of the Restructuring Support Agreement to which this Restructuring Term Sheet is attached, the Restructuring Transactions will be consummated through a plan of reorganization in the Chapter 11 Cases. Without limiting the generality of the foregoing, this Restructuring Term Sheet and the undertakings contemplated herein are subject in all respects to the negotiation, execution, and delivery of definitive documentation acceptable to the Company Parties and the Ad Hoc Groups or the Required Consenting Stakeholders, as applicable. This Restructuring Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions. Accordingly, this Restructuring Term Sheet and the information contained herein are entitled to protection from any use or disclosure to any party or person pursuant to Rule 408 of the Federal Rules of Evidence and any other applicable rule, statute, or doctrine of similar import protecting the use or disclosure of confidential settlement discussions. Until publicly disclosed upon the prior written agreement of the Company Parties and the Ad Hoc Groups, this Restructuring Term Sheet shall remain strictly confidential and may not be shared with any other party or person (other than members of the Ad Hoc Groups that have signed confidentiality agreements with HoldCo) without the consent of the Ad Hoc Groups and the Company Parties. The regulatory, tax, accounting, and other legal and financial matters and effects related to the Restructuring Transactions or any related restructuring or similar transaction have not been fully evaluated and any such evaluation may affect the terms and structure of any Restructuring Transactions or related transactions. THIS RESTRUCTURING TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES, LOANS OR OTHER INSTRUMENTS OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN, IT BEING UNDERSTOOD THAT SUCH AN OFFER OR SOLICITATION, IF ANY, WILL BE MADE ONLY IN COMPLIANCE WITH APPLICABLE LAW. 1 Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to such terms in the Restructuring Support Agreement. 2 [NTD: This Restructuring Term Sheet remains subject to review and comment by the Company Parties, members of the Ad Hoc Groups, and each of their respective professionals and is subject to revision in all respects.] 3 [NTD: Final version attached to RSA to remove the bracketed language.]

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 2 Restructuring Transactions Overview Restructuring Overview The Restructuring Transactions will be consummated pursuant to the Definitive Documents through confirmation of a pre- negotiated chapter 11 plan (the “Plan”) in cases to be commenced by the Debtors under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (as amended, the “Bankruptcy Code”) in the United States Bankruptcy Court for the [Southern District of Texas] (the “Bankruptcy Court” and such cases, the “Chapter 11 Cases”). The Restructuring Transactions will be subject to the Definitive Documents, the terms of the Restructuring Support Agreement (including the exhibits thereto) and the consent rights set forth therein. In general, the Restructuring contemplates: (a) Consenting Stakeholders that commit to do so (the “DIP Lenders”)4 shall provide priming super priority senior secured debtor in possession financing (the “DIP Facility”) in the form of term loans in an aggregate amount of up to $[__] million, which DIP Facility shall be backstopped by the DIP Backstop Parties (as defined below) and repaid in full in cash under the Plan including, if necessary, from proceeds of the New Money Exit Financing (as defined below) 4 The allocation mechanism of DIP backstop commitments is set forth in the DIP Term Sheet. [NTD from DIP Term Sheet for completeness in this Term Sheet: Each member of the Majority 1L Ad Hoc Group and each member of the B-3 Ad Hoc Group that is party to the Restructuring Support Agreement by [__] days before the Petition Date will have the opportunity to be a DIP Backstop Party with the amount of each such member’s backstop commitment determined based on (i) each such member that desires to be a DIP Backstop Party’s total First Lien Claims (as defined in the Restructuring Term Sheet) divided by (ii) the aggregate amount of the First Lien Claims held by all such members that agree to be DIP Backstop Parties, with such First Lien Claims including, for the avoidance of doubt, the B-3 Residual Claim (as defined in the Restructuring Term Sheet); provided, that 50% of the B-3 Escrow Claims (as defined in the Restructuring Support Agreement) shall be included in such calculation of the First Lien Claims for purposes of determining the initial backstop commitments solely if the B-3 Escrow Claims have not been repaid prior to the Petition Date and the Backstop Fee attributable thereto shall be held in escrow subject to the adjustments, if any, to the backstop commitment allocations upon the entry of the Final DIP Order pursuant to the succeeding proviso; provided, further, that if the B-3 Escrow Claims are repaid prior to the entry of, or will be repaid pursuant to the terms of the Final DIP Order (as defined herein), then the holders of such B-3 Escrow Claims shall not be entitled to participate with respect to the backstop on account of the B-3 Escrow Claims or receive the Backstop Fee attributable thereto (but, for the avoidance of doubt, such holders will be entitled to participate in the backstop on account of all non-B-3 Escrow Claim First Lien Claims) and the DIP Backstop Parties that make up the backstop commitment previously on account of the B-3 Escrow Claims shall be entitled to the Backstop Fees attributable thereto.]

Paul, Weiss and AGSHF DRAFT 12/12/22
Confidential
Subject to FRE 408 and its equivalents
For discussion and settlement purposes only
Subject to material revision

		or exit financing on terms acceptable to the Required Consenting Stakeholders;
	(b)	the incurrence of the Exit Term Loans (as defined below);
	(c)	the incurrence of the Exit ABL Facility (as defined below);
	(d)	if applicable, the New Money Exit Financing;
	(e)	in full and final satisfaction of each First Lien Claim (defined below) (other than a B-3 Escrow Claim),[5] each holder of a First Lien Claim shall receive its pro rata share of[6] (i) the Exit Term Loans, (ii) [100]% of the New Equity Interests, subject to dilution on account of the Management Incentive Plan, and (iii) if applicable, the right to participate in the New Money Exit Financing;
	(f)	in full and final satisfaction of the B-3 Escrow Claims, if not previously repaid prior to the Petition Date or pursuant to the DIP Orders,[7] each B-3 Lender shall receive its pro rata share of the Escrow Cash;[8]
	(g)	all unsecured claims of the Debtors ("General Unsecured Claims"), other than (i) General Unsecured Claims at HoldCo and (ii) General Unsecured Claims at Debtor entities that are party to contracts with RingCentral, Inc. and its affiliates (collectively, "RingCentral" and such contracts by and among any Debtor entity and RingCentral, the "RingCentral Contracts") if the RingCentral Contracts are rejected,

[5] "B-3 Escrow Claims" means the principal amount of B-3 Term Loan Claims with respect to, arising out of or in connection with the Escrow Cash (as defined below).

[6] Treatment subject to modification on account of terms of New Money Exit Financing and related backstop fees or put option premiums, each as and to the extent applicable.

[7] All Holders of B-3 Escrow Claims will have their B-3 Escrow Claims satisfied as soon as reasonably practicable after execution of the Restructuring Support Agreement in accordance with the terms thereof and the Escrow Agreement; provided, that if the B-3 Escrow Claims are not satisfied prior to the Petition Date, the Debtors shall seek, with the support of all Consenting Stakeholders, to have such B-3 Escrow Claims satisfied pursuant to the Interim DIP Order and, if not authorized under the Interim DIP, satisfied pursuant to the Final DIP Order.

[8] "Escrow Cash" means all cash held in escrow by the Escrow Agent pursuant to the Escrow Agreement in the amount of at least [$220,606,000].

3

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 4 will be reinstated or paid in full or otherwise provided such treatment as to render them unimpaired;9 (h) all General Unsecured Claims at HoldCo and, if the RingCentral Contracts are rejected, at Debtor entities that are party to RingCentral Contracts, shall receive no recovery;10 (i) in full and final satisfaction of each HoldCo Convertible Note Claim (as defined below), each holder of a HoldCo Convertible Note Claim shall receive no recovery; and (j) all Existing Avaya Equity Interests will be cancelled and no consideration shall be paid to holders of Existing Avaya Equity Interests. The Restructuring Transactions will be supported by the holders of First Lien Claims party to the Restructuring Support Agreement (the “Consenting Stakeholders”) on the terms set forth therein. The Plan Effective Date will be the date on which all conditions to the effectiveness of the Plan have been satisfied or waived in accordance with its terms and the Restructuring Support Agreement and the Plan has been substantially consummated. From and after the Plan Effective Date, the Debtors shall be referred to herein as the “Reorganized Debtors.” Claims and Interests to be Addressed Outstanding indebtedness of the Debtors and equity interests in HoldCo that will be restructured or otherwise addressed pursuant to the Restructuring Transactions include: • indebtedness under that certain ABL Credit Agreement, dated as of December 15, 2017, between HoldCo, as Holdings, and Avaya Inc., as parent borrower, the other borrowers party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent, including all amendments, modifications and 9 Subject to diligence, including the extent of potential damages arising from potential rejection of executory contracts/unexpired leases which may require alteration of treatment. 10 Subject to ongoing diligence.

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 5 supplements thereto (the “Prepetition ABL Facility”); • indebtedness under that certain loan agreement, dated as of December 15, 2017, between HoldCo, as Holdings, and Avaya Inc., as borrower, the lenders party thereto, and Goldman, as Administrative Agent and Collateral Agent, including all amendments, modifications, and supplements thereto (the “Term Loan Credit Agreement”) comprising: (i) the Tranche B-1 Term Loans (as defined in the Term Loan Credit Agreement) outstanding under the Term Loan Credit Agreement in the principal amount of $800,000,000 (the “B-1 Term Loan” and the claims in respect thereof (including for any unpaid interest, fees, and expenses which shall be treated as a valid, allowed First Lien Claim), the “B-1 Term Loan Claims”); (ii) the Tranche B-2 Term Loans (as defined in the Term Loan Credit Agreement) outstanding under the Term Loan Credit Agreement in the principal amount of $743,000,000 (the “B-2 Term Loan” and the claims in respect thereof (including for any unpaid interest, fees, and expenses which shall be treated as a valid, allowed First Lien Claim), the “B-2 Term Loan Claims” and, together with the B-1 Term Loan Claims, the “Legacy Term Loan Claims”); and (iii) the Tranche B-3 Term Loans (as defined in the Term Loan Credit Agreement) incurred in accordance with Amendment No. 4 to the Term Loan Credit Agreement in the principal amount of $350,000,000 (the “B-3 Term Loan” and the claims in respect thereof (including for any unpaid interest, fees, and expenses and make- whole premium (limited by the following proviso) which shall be treated as a valid, allowed First Lien Claim), the “B-3 Term Loan Claims” and, together with the Legacy Term Loan Claims, the “Term Loan Claims”); provided, that the B-3 Term Loan Claims should be split between (x) First Lien Claims in the allowed amount of the B- 3 Term Loan actually funded, less the amount of the B-3 Escrow Claims, plus accretion on account

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 6 of the B-3 Term Loan (including on account of the B-3 Escrow Claims) from the date of funding of the B-3 Term Loan to the Petition Date, plus 30% of the Tranche B-3 Special Premium (as defined in the Term Loan Credit Agreement) that would otherwise be due in respect of the resulting First Lien Claim amount as of the Petition Date (the “B- 3 Residual Claim”) 11 and (y) the B-3 Escrow Claims; • first lien notes under the indenture, dated as of September 25, 2020, between Avaya Inc., as issuer, and Wilmington Trust, National Association, as Trustee and Notes Collateral Agent, including all amendments, modifications, and supplements thereto (the “Legacy Notes Indenture”) in the principal amount of $1,000,000,000 (the “Legacy Notes” and, the claims in respect thereof (including for any unpaid interest, fees, expenses and make-whole premium which shall be treated as a valid, allowed First Lien Claim), the “Legacy Notes Claims”); • secured exchangeable notes under the indenture, dated as of July 12, 2022, between Avaya Inc., as issuer, and Wilmington Trust, National Association, as Trustee, Exchange Agent and Notes Collateral Agent, including all amendments, modifications, and supplements thereto (the “Secured Exchangeable Notes Indenture”) in the principal amount of $250,000,000 (the “Secured Exchangeable Notes” and, the claims in respect thereof (including for any unpaid interest, fees, expenses and make-whole premium which shall be treated as a valid, allowed First Lien Claim), the “Secured Exchangeable Notes Claims” and, together with the Term Loan Claims and the Legacy Notes Claims, the “First Lien Claims”); • notes under the indenture, dated as of June 11, 2018, between HoldCo, as issuer and the Bank of New York Mellon Trust Company, N.A., as 11 [NTD: For illustrative purposes, the B-3 Residual Claim amount is projected to equal approximately $110 million assuming a 12/31/22 Petition Date.]

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 7 trustee, including all amendments, modifications, and supplements thereto in the outstanding principal amount of $[220,606,000] ([as currently outstanding,] the “HoldCo Convertible Notes” and the claims in respect thereof, the “HoldCo Convertible Note Claims”); • all General Unsecured Claims; and • all Existing Avaya Equity Interests. DIP Facility The DIP Lenders shall provide a [delayed-draw] term loan DIP Facility in an aggregate principal amount of up to $[__] million (the “DIP Loans”). $[__] million of DIP Loans shall be available upon entry of the interim order approving the DIP Facility (the “Interim DIP Order”) in accordance with the terms and conditions set forth in the DIP Commitment Letter (and the term sheet attached thereto (the “DIP Term Sheet”)) attached to the Restructuring Support Agreement as Exhibit B-1. Up to an additional $[__] million of DIP Loans shall be available in accordance with the terms and conditions set forth in the DIP Commitment Letter and the DIP Term Sheet upon entry of the final order approving the DIP Facility (the “Final DIP Order” and, together with the Interim DIP Order, the “DIP Orders”). [To the extent that the Debtors require a letter of credit facility with respect to outstanding letters of credit under the Prepetition ABL Facility or new letters of credit, then [___] shall be the issuer of such letters of credit pursuant to a letter of credit facility in connection with the DIP Facility.] The obligations under the DIP Facility are referred to herein as the “DIP Facility Claims.” Exit Term Loans On the Plan Effective Date, the Reorganized Debtors and the Foreign Guarantor Subsidiaries12 shall incur a new first lien term loan facility in the aggregate principal amount of $[___], on the terms and conditions set forth in the Exit Term Loan Term Sheet attached hereto as Annex 1 (as such terms may be modified subject to the consent rights set forth in the Restructuring Support Agreement) (the “Exit Term Loans”). Exit ABL Facility On the Plan Effective Date, the Reorganized Debtors and the Foreign Guarantor Subsidiaries shall obtain a new first lien asset 12 “Foreign Guarantor Subsidiaries” means certain foreign subsidiaries to be agreed by the Required Consenting Stakeholders.

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 8 based lending facility on terms acceptable to the Company Parties and the Required Consenting Stakeholders (the “Exit ABL Facility”). New Money Exit Financing The need for new money in connection with the Debtors’ emergence from chapter 11, if any, is to be agreed to by the Debtors and the Required Consenting Stakeholders, and the Required Consenting Stakeholders will agree on the terms and procedures for raising any such new money, which may include a subscription process or other procedure that would be made available to creditors, among other options (the “New Money Exit Financing”). Treatment of Claims or Equity Interests Each holder of an allowed Claim or Equity Interest, as applicable, shall receive the treatment described below in full and final satisfaction, settlement, release, and discharge of and in exchange for such holder’s allowed Claim or Equity Interest. DIP Facility Claims On the Plan Effective Date, each DIP Facility Claim shall be paid in full in cash. Administrative, Priority and Priority Tax Claims On or as soon as practicable after the later to occur of (i) the Plan Effective Date and (ii) the date such claim becomes allowed (or as otherwise set forth in the Plan), each holder of an administrative, priority or priority tax claim will either be satisfied in full, in cash, or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code. Other Secured Claims13 Other secured claims shall receive either (i) payment in cash in full of the unpaid portion of their allowed Other Secured Claims, (or if payment is not then due, in accordance with the terms of such allowed Other Secured Claims), (ii) reinstatement pursuant to section 1124 of the Bankruptcy Code, (iii) the collateral securing such allowed Other Secured Claim, plus any interest thereon required to be paid under section 506(b) of the Bankruptcy Code, or (iv) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code. First Lien Claims On the Plan Effective Date, each holder of a First Lien Claim (other than B-3 Escrow Claims) shall receive on account of such 13 “Other Secured Claim” means any secured claim against the Debtors, but not the DIP Loan Claims or First Lien Claims.

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 9 First Lien Claim its pro rata share of14 (i) the Exit Term Loans and (ii) [100]% of the New Equity Interests, subject to dilution on account of the Management Incentive Plan. [In addition, each holder of a First Lien Claim shall be provided the opportunity to participate, on a pro rata basis in the New Money Exit Financing, if applicable.] B-3 Escrow Claims On the Plan Effective Date, if not previously repaid in full in cash, each holder of a B-3 Escrow Claim shall receive on account of such B-3 Escrow Claim its pro rata share of the Escrow Cash. General Unsecured Claims at Debtors other than HoldCo and if the RingCentral Contracts are rejected, such other Debtors party to the RingCentral Contracts15 On the Plan Effective Date, each holder of a General Unsecured Claim at Debtors other than (x) HoldCo, and (y) if the RingCentral Contracts are rejected, other Debtors party to RingCentral Contracts, will have its General Unsecured Claim reinstated or paid in full in cash and, thereby, shall be rendered unimpaired as set forth in section 1124 of the Bankruptcy Code. HoldCo Convertible Note Claims, General Unsecured Claims at HoldCo and General Unsecured Claims at other Debtors party to RingCentral Contracts if such contracts are rejected (the “Other Unsecured Claims”) On the Plan Effective Date, all Other Unsecured Claims will be cancelled, released, discharged, and extinguished and will be of no further force or effect, and holders of Other Unsecured Claims will not receive any distribution on account of such Other Unsecured Claims. Section 510(b) Claims16 On the Plan Effective Date, all Section 510(b) Claims will be cancelled, released, discharged, and extinguished and will be of no further force or effect, and holders of Section 510(b) Claims will not receive any distribution on account of such Section 510(b) Claims. 14 Treatment subject to modification on account of terms of New Money Exit Financing and related backstop fees or put option premiums, each as and to the extent applicable. 15 Treatment subject to diligence. 16 “Section 510(b) Claims” means any Claim against any Debtor: (a) arising from the rescission of a purchase or sale of a Security of any Debtor or an affiliate of any Debtor; (b) for damages arising from the purchase or sale of such a Security; or (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such a Claim; provided that a Section 510(b) Claim shall not include any Claims subject to subordination under section 510(b) of the Bankruptcy Code arising from or related to an Interest.

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 10 Existing Avaya Equity Interests All Existing Avaya Equity Interests (including any management incentive plan equity or entitlements) will be cancelled and no consideration shall be paid to holders of Existing Avaya Equity Interests on account thereof. Intercompany Claims/Interests Intercompany Claims and Intercompany Interests shall be reinstated, compromised or cancelled and released at the option of the Debtors or the Reorganized Debtor in consultation with the Required Consenting Stakeholders in accordance with the Restructuring Transactions. Other Terms Fees and Expenses The Debtors shall pay all reasonable and documented fees and expenses of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, Glenn Agre Bergman & Fuentes LLP, FTI Consulting, Inc., any local counsel, and any other professionals and/or consultants for the B-3 Ad Hoc Group; (ii) Akin Gump Strauss Hauer & Feld LLP, Alvarez and Marsal LLC, Centerview Partners LP and any local counsel, and any other professionals and/or consultants for the Majority 1L Ad Hoc Group, (iii) a board search firm to be co- selected by both the B-3 Ad Hoc Group and the Majority 1L Ad Hoc Group, and (iv) Debevoise & Plimpton LLP and one local bankruptcy counsel (if necessary). For the avoidance of doubt the obligation to make current payment of such fees and expenses, in addition to being included in the Restructuring Support Agreement, shall be included in the DIP Orders and the Plan shall provide that any fees and expenses of the foregoing advisors that are unpaid as of the Plan Effective Date shall be paid on the Plan Effective Date. Executory Contracts and Unexpired Leases The Plan will provide that the executory contracts and unexpired leases that are not assumed or rejected as of the Plan Effective Date (either pursuant to the Plan or a separate motion) will be deemed assumed pursuant to section 365 of the Bankruptcy Code; provided that the RingCentral Contracts shall be rejected unless renegotiated on terms acceptable to the Debtors and the Required Consenting Stakeholders.17 Pension/OPEB [No impairment of pension or OPEB.]18 [NTD: Treatment of 2017 PBGC Settlement Agreement TBD.] 17 Contract rejections subject to diligence. 18 Subject to diligence.

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 11 [German Operations] [NTD: Approach to German operations TBD and subject to diligence.] Tax Structure The terms of the Restructuring Transactions will be structured to maximize tax efficiencies for each of the Debtors and the Consenting Stakeholders, as agreed to by the Debtors and the Required Consenting Stakeholders and in accordance with the Plan and the Plan Supplement. Management Incentive Plan Up to [10%] of the fully diluted New Equity Interests issued on the Plan Effective Date shall be issuable in connection with a management incentive plan, the details and allocations of which (including with respect to form, structure and vesting) shall be determined by the board of directors of New Avaya after the Plan Effective Date; provided that up to [●%] may be allocated prior to the Plan Effective Date as emergence grants to individuals selected to serve in key senior management positions after the Plan Effective Date, and subject to such terms and conditions (including with respect to form, structure and vesting) determined by, in each case, the Required Consenting Stakeholders in consultation with the CEO. Preserved Claims Pursuant to the terms of the Plan, the Reorganized Debtors shall preserve any claims or causes of actions against any entity (including the holders of Claims and/or Equity Interests) that was the beneficiary of the repurchase, redemption or other satisfaction by any Debtor entity of HoldCo Convertible Notes otherwise prior to the Petition Date (the “Preserved Claims”). The Reorganized Debtors may commence a litigation to pursue the Preserved Claims on or after the Plan Effective Date. Any proceeds that may be received by the Reorganized Debtors from pursuing the Preserved Claims shall be retained by the Reorganized Debtors. Releases by the Debtors As of the Plan Effective Date, except for the rights that remain in effect from and after the Plan Effective Date to enforce the Plan, the Definitive Documents, and the obligations contemplated by the Restructuring Transactions or as otherwise provided in any order of the Bankruptcy Court, on and after the Plan Effective Date, the Released Parties 19 will be deemed conclusively, absolutely, unconditionally, irrevocably, and forever released and 19 [NTD: Subject to completion of internal investigation, the Released Parties shall exclude any party determined to have potential culpability in connection with the matters related thereto.]

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 12 discharged, by and on behalf of the Debtors and the Estates, in each case on behalf of itself and its respective successors, assigns, and representatives and any and all other Persons that may purport to assert any Cause of Action derivatively, by or through the foregoing Persons, from any and all Claims and Causes of Action whatsoever (including any derivative claims, asserted or assertable on behalf of the Debtors or the Estates), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted, accrued or unaccrued, existing or hereinafter arising, whether in law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign, or domestic law, rule, statute, regulation, treaty, right, duty, requirement or otherwise, that the Debtors, the Estates,20 or their affiliates, heirs, executors, administrators, successors, assigns, managers, accountants, attorneys, representatives, consultants, agents, and any other Persons claiming under or through them would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other Person, based on or relating to, or in any manner arising from, in whole or in part, the Debtors or the Estates, the Chapter 11 Cases, the Restructuring Transactions, the purchase, sale, or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated under the Plan, the business or contractual arrangements or interactions between the Debtors and any Released Party, the restructuring of any Claim or Interest before or during the Chapter 11 Cases, the negotiation, formulation, preparation, or consummation of the Restructuring Support Agreement, the Restructuring Transactions, the DIP Facility, the DIP Orders, the Disclosure Statement, the Plan Supplement, the Plan and related agreements, instruments, and other documents, the solicitation of votes with respect to the Plan, the Exit Term Loan Credit Agreement and related documentation, the Exit ABL Credit Agreement and related documentation, the New Money Exit Financing, the Governance Documents, and all other Definitive Documents, in all cases based upon any act or omission, transaction, agreement, event, or other occurrence taking place on or before the Plan Effective Date; provided, however, that no Released Party (other 20 “Estate(s)” means individually or collectively, the estate or estates of the Debtors created under section 541 of the Bankruptcy Code.

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 13 than a Released Party who is a director, officer, or employee of the Debtors who is retained by the Reorganized Debtors) shall be released with respect to any claim against a Released Party with respect to (i) the repurchase, redemption or other satisfaction by any Company Party of HoldCo Convertible Notes previously held by such Released Party prior to the Petition Date or (ii) the marketing, arrangement, syndication, or other action or inaction with respect to the incurrence of the B-3 Term Loans or the Secured Exchangeable Notes. Notwithstanding anything to the contrary in the foregoing, the releases set forth in the preceding paragraph shall not be construed as releasing any Released Party from any Claim or Cause of Action arising from an act or omission that is determined by a Final Order to have constituted actual fraud, willful misconduct, or gross negligence. Releases by Third Parties As of the Plan Effective Date, except for the rights that remain in effect from and after the Plan Effective Date to enforce the Plan, the Definitive Documents, and the obligations contemplated by the Restructuring or as otherwise provided in any order of the Bankruptcy Court, on and after the Plan Effective Date, the Released Parties will be deemed conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged, by the Releasing Parties, in each case on behalf of itself and its respective successors, assigns, and representatives and any and all other Persons that may purport to assert any Cause of Action derivatively, by or through the foregoing Persons, in each case solely to the extent of the Releasing Parties’ authority to bind any of the foregoing, including pursuant to agreement or applicable non-bankruptcy law, from any and all Claims and Causes of Action whatsoever (including any derivative claims, asserted or assertable on behalf of the Debtors or the Estates), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted, accrued or unaccrued, existing or hereinafter arising, whether in law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign, or domestic law, rule, statute, regulation, treaty, right, duty, requirement or otherwise, that such holders or their estates, affiliates, heirs, executors, administrators, successors, assigns, managers, accountants, attorneys, representatives, consultants, agents, and any other Persons claiming under or through them would have been legally entitled to assert in their own right

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 14 (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other Person, based on or relating to, or in any manner arising from, in whole or in part, the Debtors or the Estates, the Chapter 11 Cases, the Restructuring Transactions, the purchase, sale, or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated under the Plan, the business or contractual arrangements or interactions between the Debtors and any Released Party, the restructuring of any Claim or Interest before or during the Chapter 11 Cases, the negotiation, formulation, preparation, or consummation of Restructuring Support Agreement, the Restructuring Transactions, the DIP Facility, the DIP Orders, the Disclosure Statement, the Plan Supplement, the Plan and related agreements, instruments, and other documents, the solicitation of votes with respect to the Plan, the Exit Term Loan Credit Agreement and related documentation, the Exit ABL Credit Agreement and related documentation, the New Money Exit Financing, the Governance Documents, and all other Definitive Documents, in all cases based upon any act or omission, transaction, agreement, event, or other occurrence taking place on or before the Plan Effective Date; provided, however, that no Released Party (other than a Released Party who is a director, officer, or employee of the Debtors who is retained by the Reorganized Debtors) shall be released with respect to any claim against a Released Party with respect to (i) the repurchase, redemption or other satisfaction by any Company Party of HoldCo Convertible Notes previously held by such Released Party prior to the Petition Date or (ii) the marketing, arrangement, syndication, or other action or inaction with respect to the incurrence of the B-3 Term Loans or the Secured Exchangeable Notes. Notwithstanding anything to the contrary in the foregoing, the releases set forth in the preceding paragraph shall not be construed as releasing any Released Party from any Claim or Cause of Action arising from an act or omission that is determined by a Final Order to have constituted actual fraud, willful misconduct, or gross negligence. For the avoidance of doubt, the only parties that are bound by the release set forth herein are (i) the Released Parties, (ii) parties who vote to accept the Plan and do not opt-out of the release in a timely and properly submitted ballot, (iii) parties who are entitled to vote on the Plan but do not vote and do not opt-out of the release in a timely and properly submitted ballot, and (iv) parties who are

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 15 deemed to accept or reject the Plan and do not opt-out of the release by submitting a duly completed opt-out form. Exculpation To the fullest extent permitted by applicable law, no Exculpated Party will have or incur, and each Exculpated Party will be released and exculpated from, any Claim or Cause of Action in connection with or arising out of the administration of the Chapter 11 Cases, the negotiation and pursuit of the Restructuring Support Agreement, the Restructuring Transactions, the DIP Facility, the DIP Orders, the Disclosure Statement, the Plan Supplement, the Plan and related agreements, instruments, and other documents, the solicitation of votes with respect to the Plan, the Exit Term Loan Credit Agreement and related documentation, the Exit ABL Credit Agreement and related documentation, the New Money Exit Financing, the Governance Documents, and all other Definitive Documents, the solicitation of votes for, or confirmation of, the Plan, the funding of the Plan, the occurrence of the Plan Effective Date, the administration of the Plan or the property to be distributed under the Plan, the issuance of securities under or in connection with the Plan, the purchase, sale, or rescission of the purchase or sale of any security of the Debtors or the Reorganized Debtors, or the transactions in furtherance of any of the foregoing, other than Claims or Causes of Action arising out of or related to any act or omission of an Exculpated Party that is a criminal act or constitutes actual fraud, willful misconduct, or gross negligence as determined by a Final Order, but in all respects such Persons will be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Exculpated Parties have acted in compliance with the applicable provisions of the Bankruptcy Code with regard to the solicitation and distribution of securities pursuant to the Plan and, therefore, are not, and on account of such distributions will not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan, including the issuance of securities thereunder. The exculpation will be in addition to, and not in limitation of, all other releases, indemnities, exculpations, and any other applicable law or rules protecting such Exculpated Parties from liability. Notwithstanding the foregoing, no Exculpated Party (other than a Exculpated Party who is a director, officer, or employee of the Debtors who is retained by the Reorganized Debtors) shall be exculpated with respect to any claim against a Released Party with respect to (i) the repurchase,

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 16 redemption or other satisfaction by any Company Party of HoldCo Convertible Notes previously held by such Exculpated Party prior to the Petition Date or (ii) the marketing, arrangement, syndication, or other action or inaction with respect to the incurrence of the B-3 Term Loans or the Secured Exchangeable Notes. Conditions Precedent to Plan Effective Date The occurrence of the Plan Effective Date will be subject to the following conditions precedent, among others; provided, however, that any condition can be waived with the prior written consent of the Debtors and the Required Consenting Stakeholders: (a) the Restructuring Support Agreement shall not have been terminated and shall be in full force and effect; (b) the Bankruptcy Court shall have entered the DIP Orders, and the Final DIP Order shall be in full force and effect; (c) the Bankruptcy Court shall have entered the Confirmation Order in form and substance consistent with the Restructuring Support Agreement, and the Confirmation Order shall have become a Final Order; (d) the Definitive Documents shall (i) be consistent with the Restructuring Support Agreement and otherwise approved by the applicable parties thereto consistent with their respective consent and approval rights as set forth in the Restructuring Support Agreement, (ii) have been executed or deemed executed and delivered by each party thereto, and any conditions precedent related thereto shall have been satisfied or waived by the applicable party or parties and (iii) shall be adopted on terms consistent with the Restructuring Support Agreement and this Restructuring Term Sheet; (e) all authorizations, consents, regulatory approvals, rulings, actions, documents, and agreements necessary to implement and consummate the Plan shall have been obtained, effected and executed; (f) if applicable, the New Money Exit Financing shall have been consummated in accordance with its terms; (g) each of the Exit ABL Credit Agreement and related documentation and the Exit Term Loan Credit Agreement and related documentation shall have been executed and delivered by each party thereto, and any conditions precedent related thereto shall have been satisfied or

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 17 waived (with the consent of the Required Consenting Stakeholders), other than such conditions that relate to the effectiveness of the Plan and related transactions, including payment of fees and expenses; (h) the New Equity Interests shall have been issued; (i) all fees, expenses, and other amounts payable to the Majority 1L Ad Hoc Group Advisors, B-3 Ad Hoc Group Advisors, and the Secured Exchangeable Notes Advisor pursuant to the Restructuring Support Agreement shall have been paid in full; and (j) the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan and each of the other transactions contemplated by the Restructuring. Definitive Documents This Restructuring Term Sheet does not include a description of all of the terms, conditions, and other provisions that will be contained in the Definitive Documents, which shall be in form and substance subject to the consent rights set forth herein and in the Restructuring Support Agreement. Organizational Documents and Governance The Governance Documents and any other documentation evidencing the corporate governance for any Company Party and any direct or indirect subsidiary thereof, including charters, bylaws, limited liability company agreements, shareholder agreements (including minority shareholder protections), and/or other organizational documents of such entities will be consistent with the Restructuring Support Agreement (including the consent rights set forth therein, including being reasonably acceptable to the Required Consenting Stakeholders). For the avoidance of doubt, the Governance Documents shall contain customary termination provisions upon a public listing of the New Equity Interests on a major national securities exchange. Public Listing [The Reorganized Debtors shall use commercially reasonable efforts to cause the New Equity Interests to be listed on a major national securities exchange within [ ] of the Plan Effective Date.]21 21 [NTD: Subject to ongoing review.]

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 18 Board of Directors of New Avaya The board of directors of New Avaya shall have 7 or 9 directors, including the CEO, with 3 or 4 of the non-CEO directors (depending on whether there is a 7 or 9 person board, respectively) to be independent, with process for selecting the independent and remaining directors to be determined but with both the Majority 1L Ad Hoc Group and B-3 Ad Hoc Group to work together to select a board search firm and agree on the process for selecting board members. Milestones22 The Restructuring Transactions through the Plan shall be effectuated in accordance with the following deadlines (the “Milestones”): (a) The Petition Date shall occur no later than [DATE]. (b) The Escrow Payment shall occur no later than [5] days after the Agreement Effective Date and in any event at least one (1) Business Day before the Petition Date; provided that, this milestone can only be extended or waived by the Required B-3 Ad Hoc Group Members without the need to obtain the consent of the other Required Consenting Stakeholders) (this milestone, the “Escrow Payment Milestone”); provided, further, that the failure to satisfy this milestone shall not give rise to a termination right under the Restructuring Support Agreement, unless the Bankruptcy Court does not authorize the Escrow Payment pursuant to the Final DIP Order (unless previously authorized by the Bankruptcy Court under the Interim DIP Order or otherwise authorized by the Bankruptcy Court prior to or contemporaneously with entry of the Final DIP Order). (c) The Plan and related disclosure statement (the “Disclosure Statement”) shall have been filed no later than [__] days after the Petition Date. (d) The Interim DIP Order shall have been entered by no later than 3 days after the Petition Date. (e) The Final DIP Order shall have been entered by no later than 45 days after the Petition Date. 22 [NTD: Milestones eventually to be included in the Restructuring Support Agreement.]

Paul, Weiss and AGSHF DRAFT 12/12/22 Confidential Subject to FRE 408 and its equivalents For discussion and settlement purposes only Subject to material revision 19 (f) The order approving the adequacy of the Disclosure Statement, in form and substance acceptable to the Company Parties and the Required Consenting Stakeholders, shall have been entered no later than [_] days after the Petition Date. (g) Solicitation of the Plan shall commence no later than [_] days after the Petition Date.23 (h) The order approving the Plan (the “Confirmation Order”), in form and substance acceptable to the Company Parties and the Required Consenting Stakeholders, shall have been entered by no later than [_] days after the Petition Date. (i) If applicable, the commencement of the New Money Exit Financing shall have occurred no later than [_] days after the Petition Date. (j) The RingCentral Contracts shall have been renegotiated, or a contract providing services and intellectual property of a scope similar to the RingCentral Contracts shall have been entered into, in each case on terms and conditions acceptable to the Debtors and the Required Consenting Stakeholders, no later than the deadline to file the Plan Supplement. (k) The substantial consummation of the Plan, including the consummation of the New Money Exit Financing, if applicable, shall have occurred no later than [_] days after the Petition Date. (l) The Outside Date shall be [180] days after the Petition Date. 23 [NTD: To discuss plan solicitation process.]